------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                               KOMAG, INCORPORATED

                                       AND

                           WESTERN DIGITAL CORPORATION

                                  April 8, 1999

                                                   TABLE OF CONTENTS
                                                                                                                   Page
                                                                                                                   ----
ARTICLE I DEFINITIONS.................................................................................................1

         1.1      Definitions.........................................................................................1

ARTICLE II PURCHASE AND SALE TRANSACTION.............................................................................10

         2.1      Purchase and Sale of Acquired Assets...............................................................10
         2.2      Assumption of Liabilities..........................................................................10
         2.3      Purchase Price for Acquired Assets; Post Closing Adjustment........................................12
         2.4      Transfer Taxes.....................................................................................14
         2.5      The Closing........................................................................................14
         2.6      Taking of Necessary Action; Further Action.........................................................15
         2.7      Nonassignability and Consents......................................................................15

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................16

         3.1      Organization.......................................................................................17
         3.2      Media Business Contained in the Company............................................................17
         3.3      Authority..........................................................................................17
         3.4      No Conflict........................................................................................17
         3.5      Consents...........................................................................................18
         3.6      Financial Matters..................................................................................18
         3.7      No Changes.........................................................................................19
         3.8      Tax Matters........................................................................................20
         3.9      Restrictions on Business Activities................................................................21
         3.10     Title of Properties; Absence of Liens and Encumbrances; Condition of Equipment.....................21
         3.11     Intellectual Property..............................................................................23
         3.12     Agreements, Contracts and Commitments..............................................................25
         3.13     Interested Party Transactions......................................................................27
         3.14     Governmental Authorization.........................................................................27
         3.15     Litigation.........................................................................................27
         3.16     Accounts Receivable................................................................................27
         3.17     Inventories........................................................................................27
         3.18     Minute Books.......................................................................................28
         3.19     Brokers'and Finders'Fees...........................................................................28
         3.20     Employees; Employee Plans and Compensation.........................................................28
         3.21     Insurance..........................................................................................30
         3.22     Environmental Matters..............................................................................31
         3.23     Compliance with Laws...............................................................................32
         3.24     Complete Copies of Materials.......................................................................32
         3.25     Suppliers..........................................................................................32

                                                           i



                                                   TABLE OF CONTENTS
                                                      (continued)
                                                                                                                   Page
                                                                                                                   ----

         3.26     No Insolvency......................................................................................32
         3.27     Private Placement..................................................................................32
         3.28     Registration Statement Information.................................................................33
         3.29     Representations Complete...........................................................................33

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF KOMAG...................................................................33

         4.1      Organization.......................................................................................33
         4.2      Capital Structure of Komag.........................................................................33
         4.3      Authority..........................................................................................34
         4.4      No Conflict........................................................................................34
         4.5      Consents...........................................................................................35
         4.6      SEC Documents, Komag Financial Statements..........................................................35
         4.7      No Material Adverse Change.........................................................................35
         4.8      Litigation.........................................................................................35
         4.9      Brokers'Fees.......................................................................................36

ARTICLE V CONDUCT PRIOR TO THE CLOSING...............................................................................36

         5.1      Conduct of Business of the Company.................................................................36
         5.2      Review of Capital Budget/Spending Plan.............................................................38
         5.3      No Solicitation....................................................................................38

ARTICLE VI ADDITIONAL AGREEMENTS.....................................................................................38

         6.1      Access to Information..............................................................................38
         6.2      Confidentiality....................................................................................39
         6.3      Public Disclosure..................................................................................39
         6.4      HSR Approval.......................................................................................39
         6.5      Consents...........................................................................................39
         6.6      Commercially Reasonable Efforts....................................................................40
         6.7      Notification of Certain Matters....................................................................40
         6.8      Employee Matters...................................................................................41
         6.9      NMS Listing........................................................................................43

ARTICLE VII CONDITIONS TO OBLIGATION TO CLOSE........................................................................43

         7.1      Conditions to Obligations of each of the Parties...................................................43
         7.2      Additional Conditions to Obligation of Komag.......................................................43
         7.3      Additional Conditions to Obligation of the Company.................................................45

ARTICLE VIII SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ESCROW; INDEMNITY...........................................47

         8.1      Survival of Representations and Warranties.........................................................47
         8.2      Agreement to Indemnify.............................................................................47
         8.3      Limits of Liability................................................................................48

                                                          ii



                                                   TABLE OF CONTENTS
                                                      (continued)
                                                                                                                   Page
                                                                                                                   ----

         8.4      Indemnification Procedures; Time Limits............................................................48
         8.5      Survival of Environmental Covenants................................................................50

ARTICLE IX TERMINATION...............................................................................................50

         9.1      Termination of Agreement...........................................................................50
         9.2      Effect of Termination..............................................................................51
         9.3      Escrow Agreement; Distribution of Property.........................................................51

ARTICLE X MISCELLANEOUS..............................................................................................51

         10.1     No Third-Party Beneficiaries.......................................................................51
         10.2     Entire Agreement...................................................................................51
         10.3     Succession and Assignment..........................................................................52
         10.4     Counterparts.......................................................................................52
         10.5     Headings...........................................................................................52
         10.6     Notices............................................................................................52
         10.7     Governing Law......................................................................................53
         10.8     Amendments and Waivers.............................................................................53
         10.9     Severability.......................................................................................53
         10.10    Expenses...........................................................................................53
         10.11    Construction.......................................................................................53
         10.12    Incorporation of Exhibits and Schedules............................................................54
         10.13    Other Remedies.....................................................................................54
         10.14    Submission to Jurisdiction.........................................................................54
         10.15    Share Legends......................................................................................54
         10.16    California Corporate Securities Law................................................................55

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                                INDEX OF EXHIBITS


Exhibit                    Description
-------                    -----------
Exhibit A         List of Acquired Assets
Exhibit B         Excluded Assets
Exhibit C         Cash Prepaid Assets
Exhibit D         Form of Promissory Note
Exhibit E         Form of Assignment and Assumption Agreement
Exhibit F         Form of Bill of Sale
Exhibit G         Form of Volume Purchase Agreement
Exhibit H         Form of Joint Development Agreement
Exhibit I         Form of License Agreement
Exhibit J         Form of Registration Rights Agreement
Exhibit K         Form of Transitional Services Agreement
Exhibit L         Form of Legal Opinion of Counsel to the Company
Exhibit M         Form of Legal Opinion of Counsel to Komag

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                            ASSET PURCHASE AGREEMENT

         THIS Asset Purchase Agreement (this "Agreement") is made and entered into as of April 8, 1999 by and between Komag, Incorporated, a Delaware corporation ("Komag"), and Western Digital Corporation, a Delaware corporation (the "Company"). Komag and the Company are referred to collectively herein as the "Parties."


                                    RECITALS

         A. The Boards of Directors of each of the Company and Komag believe it is in the best interests of each company and their respective stockholders that Komag acquire (the "Acquisition") substantially all of the assets of the Company used or useful in connection with the Company's Santa Clara Disk Media operations (the "Media Business") and, in furtherance thereof, have approved the Acquisition.

         B. The Company and Komag desire to make certain representations, warranties, covenants and other agreements in connection with the Acquisition.

         C. In connection with the Acquisition, the Company and Komag desire to enter into a Volume Purchase Agreement pursuant to which, inter alia, the Company shall purchase certain media products from Komag for use in the Company's disk drive operations.

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and as a material inducement to enter into that certain Volume Purchase Agreement (as defined herein), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.1  Definitions.

                  (a) As used in this Agreement, the following terms shall have the following meanings, respectively:

                  "AA Net Book Value" means the Net Book Value for all of the Acquired Assets (other than Finished Goods and Cash Prepaid Assets) as of the Closing Date.

                  "Accounts Receivable" means all trade accounts receivable, all evidences of indebtedness arising out of sales of Inventory (as defined below) or other property, assets or services of any Person and, to the extent earned by performance which has occurred, all rights to receive payments arising out of sales of Inventory or other property, assets or services to any Person.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  "Accounts Payable" means all trade accounts payable and all evidences of indebtedness arising out of purchases of Inventory and other property, assets or services by any Person.

                  "Acquired Assets" means all right, title and interest in and to all of the assets, properties and rights under agreements, contracts, permits, licenses, leases or otherwise, of any kind and description, wherever located, whether real, personal or mixed, whether tangible or intangible, belonging to the Company used in, intended for use in, or required to be used in connection with, the operation of the Media Business as currently conducted, other than the Excluded Assets (as defined below), which shall include, without limitation, those assets and properties listed on Exhibit A attached hereto and the following:

                           (1)  any  and  all  indentures,   leases,  subleases,
licenses, permits, authorizations, commitment obligations or other contracts, agreements or instruments, whether written or oral, and rights thereunder, to which the Company is a party or by which any of the Acquired Assets are bound and which relate to the Media Business including, without limitation, the Contracts (as defined below) marked with an asterisk set forth in Section 3.12(a) of the Company Disclosure Schedule (as defined below) and the Purchase Orders;

                           (2) any of the  following  which  relate to the Media
Business: (i) any and all claims, deposits, refunds, causes of action, rights of recovery, rights of set off and rights of recoupment and (ii) any and all franchises, approvals, permits, licenses, orders, registrations, certificates, variances and similar rights obtained from Governmental Entities (as defined below);

                           (3) any  and  all  Inventory  relating  to the  Media
Business, wherever located, owned by the Company or subject to open Purchase Orders consisting of parts or work in progress, including the Finished Goods (but excluding all other finished media)("Media Inventory");

                           (4) any and all supplies owned by the Company used in
the Media Business;

                           (5) any and all tangible  personal property and fixed
assets consisting of any equipment, leasehold improvements, fixtures or fittings, furniture, software, machinery, tooling, dies, instruments, motor vehicles, computers, spare parts, replacements parts and trade fixtures, owned or leased by the Company, either (i) located on the Leased Real Property or (ii) used primarily in or intended for use primarily in, or required to be used primarily in connection with, the operation of the Media Business (together, "Fixed Acquired Assets");

                           (6) any  and  all  business  and  financial  records,
books, ledgers, files, plans, documents, supplier lists, correspondence, lists, plots, architectural plans, drawings, notebooks, specifications, creative materials, studies, reports, equipment repair, maintenance or service records and other proprietary or confidential information or data relating to the Media Business or any other Acquired Assets, whether written or electronically stored or otherwise recorded;

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                           (7) any and all rights under any contracts,  licenses
and agreements set forth in Section 3.11(a)(ii) of the Company Disclosure Schedules;

                           (8) any and all real property,  easements,  rights of
way and other appurtenant rights thereto (such as appurtenant rights in and to public streets), if any, used in, intended for use in, or required to be used in connection with, the operation of the Media Business;

                           (9) any and all  rights  with  respect  to  leasehold
interests and subleases and rights thereunder relating to the real and personal property, used in, intended for use in, or required to be used in connection with, the operation of the Media Business;

                           (10) any and all Transferred Prepaid Assets; and

                           (11)  any  and all  other  tangible  property,  real,
personal or mixed, which have been historically reflected in the books and records of the Company and which are either (i) located on the Leased Real Property or (ii) currently used primarily in the operation of the Media Business.

                  "Affiliate" has the meaning set forth in Rule 12b-2 of the Exchange Act.

                  "Cash" means cash and cash equivalents (including marketable securities and short term investments) calculated in accordance with GAAP.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto, and the rules and regulations promulgated thereunder.

                  "Collateral Documents" means the Volume Purchase Agreement, the Joint Development Agreement, the Registration Rights Agreement, the License Agreement, the Transitional Services Agreement, the Assignment and Assumption Agreement, the Bill of Sale and the Promissory Note.

                  "Continuing Environmental Conditions" shall mean (i) any Release of any Hazardous Materials that occurred at any time on or before the Closing Date as a result of Pre-Closing Hazardous Materials Activities and which Release continues to occur after the Closing Date from any pipes, conduits, structures, equipment or other improvements which are on or about any Media Business Facility (as defined below), to the extent any of the foregoing are concealed within or below the improvements, foundation, paving, or subsurface soils on or about such Media Business Facility; (ii) any Pre-Existing Contamination (as defined below) present on or about any Media Business Facility as of the Closing Date which continues to be present on or about such Media Business Facility after the Closing Date, and (iii) any violation by the Company of any Environmental Laws applicable to the Pre-Closing Hazardous Materials Activities conducted on any Media Business Facility which occurs on or before the Closing Date and which continues to occur after the Closing Date.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  "Employee" means any current, former, or retired employee, consultant, independent contractor, sales representative, officer or director of the Company or any ERISA Affiliate employed or retained in connection with the operation of the Media Business.

                  "Employee Agreement" means each employment, severance, consulting, relocation, repatriation and expatriation or similar agreement, contract or understanding, whether written or oral, between the Company or any ERISA Affiliate and any Employee.

                  "Employee Plan" means any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether formal or informal, funded or unfunded and whether or not legally binding, including, without limitation, any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) which is or has been maintained, contributed to, or required to be contributed to, by the Company or any ERISA Affiliate (as defined before) for the benefit of any Employee, and pursuant to which the Company or any ERISA Affiliate has or may have any material Liability or obligation, contingent or otherwise.

                  "Environmental Claim" shall mean any notice, claim, act, cause of action or investigation by any third party alleging potential Liability (including potential Liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (A) the presence in the environment, or the Release, of any Hazardous Materials or
(B) any violation, or alleged violation, of any Environmental Laws.

                  "Environmental Laws" shall mean all federal, state, local and foreign laws, statutes, ordinances, rules and regulations relating to the protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) including laws, statutes, ordinances and regulations relating to the Release of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto, and the rules and regulations promulgated thereunder.

                  "ERISA Affiliate" means any other Person (as defined below) under common control with the Company within the meaning of Section 414(b), (c),
(m) or (o) of the Code and the rules and regulations promulgated thereunder.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations promulgated thereunder.

                  "Excluded Assets" means (i) Cash and Accounts Receivables (and refunds due with respect to the Finished Goods) which relate to the Media Business for sales (or importation with respect to the Finished Goods) of products prior to the Closing Date, (ii) general and administrative

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


management  information  systems of the Company  utilized by the Media Business,
(iii) any of the rights of the Company under this Agreement or the Collateral Agreements (or under any side agreement between the Company and Komag, entered into on or after the date of this Agreement), (iv) Non-Transferred Prepaid Assets, (v) Intellectual Property of the Company (other than rights under any contracts, licenses and agreements set forth in Section 3.11(a)(ii) of the Company Disclosure Schedules), (vi) all computers or office equipment owned or leased by the Company and used in the Media Business by all Employees who are not Transferred Employees (as defined herein), (vii) all purchase orders of the Company which are not Purchase Orders set forth in Section 1.1(b) of the Company Disclosure Schedule and (viii) all other assets and properties set forth on Exhibit B attached hereto.

                  "Finished Goods" means any finished media goods specifically produced by the Company in connection with the Media Business which meet the standards and specifications for the Company's Hunter disk-drive program.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "Governmental Entity" means any government, or political subdivisions thereof, court, tribunal, administrative agency or commission or any other federal, state, province, county, local or foreign governmental or regulatory authority, instrumentality, agency or commission.

                  "Hazardous Materials" means chemicals, pollutants, contaminants, wastes, toxic substances, radioactive and biological materials, asbestos-containing materials (ACM), hazardous substances, petroleum and petroleum products or any fraction thereof, including, without limitation, those listed pursuant to the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act of 1976, as amended, or the rules or regulations promulgated thereunder. Hazardous Materials shall not include office and janitorial supplies and products properly and safely maintained.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor statute thereto, and the rules and regulations promulgated thereunder.

                  "Inventory" means all inventories including all finished goods, work in progress, stock room inventory, packaging and raw materials of whatever nature, wherever located.

                  "Intellectual Property" means any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries ("Patents"); (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation embodying or evidencing any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor and all other rights corresponding thereto throughout the world ("Copyrights"); (iv) all mask works, mask work registrations and applications therefor, and

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


any equivalent or similar rights in semiconductor masks, layouts, architectures or topology ("Mask Works"); (v) all industrial designs and any registrations and applications therefor throughout the world; (vi) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world ("Trademarks"); (vii) all databases and data collections and all rights therein throughout the world; and (viii) all computer software including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded; (ix) all World Wide Web addresses, sites and domain names; and (x) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.

                  "knowledge" or words of similar import means, (i) with respect to the Company, the knowledge of Charles A. Haggerty, Michael A. Cornelius, A. Keith Plant, Joseph R. Carrillo, Ray Bukaty, Leo Young, Keith Goodson, Mark Schulte, Jack Van Berkel, Duston M. Williams, Thomas Nieto, Terry Hopp, Matt Massengill, Robert Parmelee, Thomas A. Seche and Russ Krapf, and the knowledge such Person would have if he or she had performed his or her services and duties on behalf of such Person in the ordinary course of business, consistent with past practices, in a reasonably diligent manner, but without additional investigation or inquiry beyond that required for the discharge of his or her duties in the ordinary course of business, consistent with past practices, in a reasonably diligent manner and (ii) with respect to Komag, the knowledge of Stephen C. Johnson, William L. Potts, Ted Siegler, Ron Allen, Kathy Bayless, Betsy Lamb, Stacey Layzell, Rick Austin, Chris Bajorek, Ray Martin, Allen McCarthy, Beth McKone, TH Tan, Eric Tu and Tu Chen, and the knowledge such Person would have if he or she had performed his or her services and duties on behalf of such Person in the ordinary course of business, consistent with past practices, in a reasonably diligent manner, but without additional investigation or inquiry beyond that required for the discharge of his or her duties in the ordinary course of business, consistent with past practices, in a reasonably diligent manner.

                  "Komag Common Stock" means shares of the shares of the common stock of Komag, par value $0.01 per share.

                  "Liability" means any liability, indebtedness, obligation, expense, loss, damage, cost, claim, contingent liability, deficiency, guaranty or endorsement (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether direct or indirect, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

                  "Liens" means any mortgage, pledge, lien, security interest, encumbrance, charge, claim, defect in title or other equitable or third-party interest.

                  "Media  Business   Facilities"  shall  mean  the  Leased  Real
Property listed in Section 3.10(a) of the Company Disclosure Schedule.

                  "Media Intellectual Property" means any Intellectual Property that is owned by or licensed to the Company which is necessary to the operation of the Media Business, including the

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


design, manufacture, licensing, sale and use of the products or performance of the services of the Media Business as it currently is conducted.

                  "Multiemployer Plan" means any Pension Plan (as defined below) which is a "multiemployer plan" (within the meaning of Section 3(37) of ERISA).

                  "Net Book Value" means, as to any assets, an amount equal to the aggregate cost of such assets less the accumulated depreciation and amortization of such assets.

                  "Non-Transferred Prepaid Assets" means all Prepaid Assets which are not Transferred Prepaid Assets.

                  "Pension Plan" means each Employee Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA.

                  "Permitted Liens" means (a) Liens for current taxes not yet due for which appropriate accruals in accordance with GAAP have been created,
(b) with respect to Leased Real Property only, recorded liens, encumbrances, easements, rights of way, restrictions and other conditions of record affecting the Leased Real Property excluding, however, liens recorded against the Leased Real Property or as a result of any action or inaction by the Company, (c) Liens evidenced by UCC-1 financing statements recorded with respect to Leased Fixed Assets by the lessors of such Leased Fixed Assets and which are set forth in
Section 1.1(a) of the Company Disclosure Schedule, and (d) Liens which will be discharged by the Company prior to or concurrently with the Closing and which are set forth in Section 1.1(a) of the Company Disclosure Schedule.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity (or any department, agency or political subdivision thereof).

                  "Pre-Closing   Hazardous   Materials   Activities"  means  the
transportation, transfer, recycling, storage, use, handling, treatment, manufacture, removal, investigation, remediation, Release, sale, or distribution of any Hazardous Materials, or any product or waste containing Hazardous Materials conducted on any Media Business Facility prior to the Closing Date by or at the direction of the Company or otherwise occurring prior to the Closing Date in connection with or to benefit the Media Business.

                  "Pre-Existing Contamination" means the presence on or before the Closing Date of any Hazardous Materials in the soil, groundwater, surface water, air or building materials of any Media Business Facility which results from Pre-Closing Hazardous Materials Activities or for which the Company has contractually assumed liability.

                  "Prepaid Assets" means prepaid rentals, security deposits, lease payments, prepaid sales tax, utilities, payroll obligations paid by the Company with respect to periods after the Closing Date, and other prepaid expenses of the Company relating to the Media Business including, without

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


limitation, software licenses, software maintenance fees and property taxes relating to the fixed assets included within the Acquired Assets.

                  "Purchase Orders" means any purchase orders of the Company relating to the Media Business identified in Section 1.1(b) of the Company Disclosure Schedule.

                  "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, groundwater, wetlands, land or subsurface strata.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations promulgated thereunder.

                  "Seller's Retained Environmental Liabilities" means any Liability, obligation, judgment, penalty, fine, cost or expense, including without limitation the cost or expense of fulfilling any Environmental Laws, duty to investigate, remediate, remove, or take other action with respect to Hazardous Materials, or duty to indemnify, defend or reimburse any Person with respect to: (i) Pre-Existing Contamination; (ii) Continuing Environmental Conditions; (iii) the migration at any time prior to or after the Closing Date of Pre-Existing Contamination to any other real property, or the soil, groundwater, surface water, air or building materials thereof; (iv) any Pre-Closing Hazardous Materials Activities; (v) the exposure of any Person to Pre-Existing Contamination or to Hazardous Materials in the course of or as a consequence of any Pre-Closing Hazardous Materials Activities, without regard to whether any health effect of the exposure has been manifested as of the Closing Date; (vi) the violation of any Environmental Laws by the Company or its agents, employees, predecessors in interest, contractors, invitees or licensees prior to the Closing Date or in connection with any Pre-Closing Hazardous Materials Activities prior to the Closing Date; and (vii) any actions or proceedings brought or threatened by any third party with respect to any of the foregoing.

                  "Transferred Prepaid Assets" means (i) all Prepaid Assets set forth on the Closing NBV Statement ("NBV Prepaid Assets") and (ii) all Prepaid Assets listed on Exhibit C attached hereto ("Cash Prepaid Assets").

                  (b) The following terms are defined in the following sections of this Agreement:

                      Terms                                          Sections
                      -----                                          --------
                      Acquisition                                    Preamble
                      Agreement                                      Preamble
                      Assignment and Assumption Agreement            7.2(g)
                      Assumed Liabilities                            2.2(a)
                      Auditors' Letter                               2.3(b)(iv)
                      Authorizations                                 3.14
                      Balance Sheet Date                             3.6(a)
                      Bill of Sale                                   7.2(h)

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                      Terms                                          Sections
                      -----                                          --------
                      Cash Prepaid Assets Net Book Value             2.3(a)(ii)
                      Charter                                        3.1
                      Closing                                        2.5(a)
                      Closing Date                                   2.5(a)
                      Closing AA Net Book Value                      2.3(b)(iii)
                      Closing CPA Net Book Value                     2.3(b)(iv)
                      COBRA                                          6.8(d)
                      Company                                        Preamble
                      Company Disclosure Schedule                    Article III
                      Company Indemnifiable Claims                   8.2(b)
                      Company Indemnitees                            8.2(b)
                      Company SEC Documents                          3.6(a)
                      Conflict                                       3.4
                      Contract                                       3.12(b)
                      Damages                                        8.2
                      Disposal Sites                                 3.22(e)
                      DOL                                            3.20(b)
                      Environmental Covenants                        8.5
                      Environmental Permits                          3.22(c)
                      Escrow Agreement                               2.7(b)
                      Final Closing NBV Statement                    2.3(b)(iv)
                      Indemnifiable Claim                            8.4(a)
                      Indemnifying Party                             8.4(a)
                      Indemnitee                                     8.3
                      Joint Development Agreement                    7.2(j)
                      Komag                                          Preamble
                      Komag Common Stock                             Preamble
                      Komag Disclosure Schedule                      Article III
                      Komag Financial Statements                     4.6
                      Komag Indemnifiable Claim                      8.2(a)
                      Komag Indemnitee                               8.2(a)
                      Komag SEC Documents                            4.6
                      Labor Representatives                          3.12(a)
                      Leased Fixed Assets                            3.10(b)
                      Leased Real Property                           3.10(a)
                      License Agreement                              7.2(k)
                      Media Business                                 Preamble
                      NBV Accounting Procedures                      2.3(c)(i)
                      Non-Offered Employees                          6.8(c)
                      Non-Transferable Asset                         2.7(a)
                      Note Amount                                    2.3(a)(i)

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                      Terms                                          Sections
                      -----                                          --------
                      Offered Employees                              6.8(a)
                      Officer's Certificate                          8.4
                      Original Sale Shares                           2.3(c)(ii)
                      Original Note Amount                           2.3(c)(iii)
                      Outside Auditors                               2.3(b)(iv)
                      Parties                                        Preamble
                      Preliminary Closing NBV Statement              2.3(b)(iii)
                      Promissory Note                                2.3(a)(i)
                      Purchase Price                                 2.3(a)
                      Registration Rights Agreement                  7.2(l)
                      Rental Fees                                    2.4
                      Retained Liabilities                           2.2(b)
                      Revised AA Net Book Value                      2.3(b)(iv)
                      Revised CPA Net Book Value                     2.3(b)(iv)
                      Sale Shares                                    2.3(a)(i)
                      Sales Tax                                      2.2(a)
                      SEC                                            3.6(a)
                      Share Amount                                   2.3(a)(i)
                      Share Amount Cap                               2.3(a)(i)
                      Share Price                                    2.3(a)(i)
                      Signing NBV Statement                          2.3(b)(i)
                      Tax                                            3.8(a)
                      Tax Returns                                    3.8(b)
                      Threshold Amount                               8.3
                      Transferred Employees                          6.8(a)
                      Utility Charges                                2.4
                      Volume Purchase Agreement                      7.2(i)
                      WARN Act                                       6.8(c)


                                   ARTICLE II

                          PURCHASE AND SALE TRANSACTION

         2.1 Purchase and Sale of Acquired Assets. On and subject to the terms and conditions of this Agreement, Komag agrees to purchase from the Company, and the Company agrees to sell, transfer, assign, convey and deliver to Komag, at the Closing, all of the Company's rights, title and interest in and to the Acquired Assets, free and clear of any and all Liens, other than Permitted Liens.

         2.2 Assumption of Liabilities.

                  (a) On and subject to the terms and conditions of this Agreement and except as otherwise set forth herein, Komag agrees to assume and become responsible for only the following

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


Liabilities of the Company: (i) Liabilities under all Leased Real Property only to the extent the rights of such real property leases have been assigned to Komag and to the extent such Liabilities first arise or accrue on or after the Closing Date, (ii) Liabilities under all equipment leases with Comdisco, Leasing Solutions, Inc. and AT&T Corp. which are used or utilized in connection with the Media Business only to the extent the rights of such equipment leases have been assigned to Komag and to the extent such Liabilities first arise or accrue on or after the Closing Date, (iii) Liabilities under all agreements, contracts or Purchase Orders with all vendors and suppliers which have been entered into in the ordinary course of business, consistent with past practices, relating to the Media Business only to the extent the rights of such agreements, contracts or purchase orders have been assigned to Komag and to the extent such Liabilities first arise or accrue on or after the Closing Date, (iv) Liabilities under all third party licenses or other similar agreements related to the Acquired Assets only to the extent the rights under such licenses or similar agreements have been assigned to Komag and to the extent such Liabilities first arise or accrue on or after the Closing Date, (v) Liabilities under all other agreements, contracts or Purchase Orders which have been marked with an asterisk in Section 3.12(a) of the Company Disclosure Schedule only to the extent the rights under such agreements, contracts or purchase orders have been assigned to Komag and to the extent such Liabilities first arise or accrue on or after the Closing Date,
(vi) Liabilities of any of the Parties for any sales taxes, use taxes, transfer taxes, recording fees and similar taxes, charges, fees or expenses ("Sales Tax") that may become payable by reason of or in connection with the Acquisition,
(vii) Liabilities of any of the Parties for any federal, state, local or foreign Taxes, duties, withholdings or other assessments imposed on any of the Parties as a result of the movement by Komag or any of its Affiliates of the manufacturing lines of the Media Business to Malaysia following the Closing,
(viii) Liabilities which may be sustained, suffered or incurred under the WARN Act as specifically allocated to Komag under Section 6.8(c) and (ix) Liabilities arising from the operation of the Media Business following the Closing (together, the "Assumed Liabilities").

                  (b) Komag will not assume or have any responsibility, however, with respect to any Liability of the Company not included within the definition of Assumed Liabilities, and such Liabilities shall be retained by the Company ("Retained Liabilities"). Without limiting the generality of the foregoing, it is expressly agreed that Komag shall not assume, and the definition of Retained Liabilities shall include, any and all (i) Liabilities for employee benefits including, without limitation, vacation pay and similar accruals, COBRA benefits, severance and termination pay owed to all Employees not employed by Komag immediately following the Closing Date, (ii) Liabilities under any agreements, contracts or commitments of which the Company is a party or by which the Company is bound that are not assigned to Komag, (iii) Liabilities for indebtedness of the Company, (iv) Liabilities for Taxes due and payable by the Company including Taxes with respect to the Media Business and the ownership of the Acquired Assets or otherwise for periods ending on or prior to the Closing Date (other than Sales Tax that may become payable by reason of or in connection with the Acquisition, Taxes which are the obligation of Komag pursuant to, and to the extent set forth in, Section 2.4, and such other Taxes described in
Section 2.2(a)(vii)), (v) Liabilities for Accounts Payable or similar obligations incurred by the Company in connection with the operation of the Media Business on or prior to the Closing, (vi) Seller's Retained Environmental Liabilities, (vii) Liabilities for any claims or litigation (including, without limitation, those relating to any infringement of Intellectual Property) which are pending or threatened against the Company or any

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


of the Acquired Assets on or prior to the Closing Date or which are brought or threatened to be brought against the Company or the Acquired Assets after the Closing Date, but which are based upon facts or circumstances involving the operation of the Media Business prior to the Closing Date, (viii) Liabilities which may be sustained, suffered or incurred under the WARN Act as specifically allocated to the Company under Section 6.8(c); and (ix) Liabilities relating to the Excluded Assets.

         2.3 Purchase Price for Acquired Assets; Post Closing Adjustment.

                  (a) Purchase Price. In consideration for the purchase of the Acquired Assets, Komag agrees to pay to the Company at the Closing a purchase price payable in the following amounts (the "Purchase Price") as follows:

                           (i)  With  respect  to  the  purchase  of  all of the
Acquired Assets (other than the Finished Goods and the Cash Prepaid Assets),

                                    (1) Komag  shall  deliver to the  Company at
the Closing [***] shares of unregistered Komag Common Stock (the "Sale Shares"); and

                                    (2) Komag  shall  deliver to the  Company at
the Closing a promissory note, substantially in the form attached hereto as Exhibit D (the "Promissory Note"), in the aggregate principal amount equal to $[***].

                           (ii) With respect to the purchase of the Cash Prepaid
Assets, Komag shall deliver to the Company at the Closing an amount in cash equal to the [***].

                           (iii) With  respect to the  purchase of the  Finished
Goods, Komag shall deliver to the Company no later than [***] (or such earlier date as the Parties may mutually agree) an amount in cash equal to $[***], which the parties acknowledge and agree represents [***] as of the Closing Date for the Finished Goods.

                  (b) NBV Statements.

                           (i) The  Company has  delivered  to Komag a statement
summarized by financial statement caption of the Acquired Assets (the "Signing NBV Statement") as well as supporting detail schedules as of February 20, 1999 which include (A) each item included in the Fixed Assets, the Media Inventory (excluding Finished Goods) and the NBV Prepaid Assets (excluding Cash Prepaid Assets), (B) the cost of each of such items of Fixed Assets, the Media Inventory (excluding Finished Goods) and the NBV Prepaid Assets (excluding Cash Prepaid Assets) when purchased by the Company, (C) the accumulated depreciation and amortization applicable to each item of the Fixed Assets, the Media Inventory (excluding Finished Goods) and the NBV Prepaid Assets (excluding Cash Prepaid Assets), (D) a detailed listing of the cost of the Finished Goods and the Cash Prepaid Assets and (E) the AA Net Book Value and the Cash Prepaid Assets Net Book Value.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                           (ii) The  Company  represents  and  warrants to Komag
that the Signing NBV Statement has been prepared from the books and records of the Company in accordance with GAAP, consistent with the accounting principles used in the preparation of the Company's annual audited financial statements. The Company has, and has requested its internal accountants to, make available to Komag and its accountants copies of all customary accounting and other work papers in their respective possession that were prepared in connection with the preparation of the Signing NBV Statement.

                           (iii) On the Closing Date,  the Company shall deliver
to Komag an updated version of the Signing NBV Statement ("Preliminary Closing NBV Statement") setting forth the items identified in subsection (b)(i) above as of the Closing Date including calculation of the AA Net Book Value ("Closing AA Net Book Value") and the Cash Prepaid Assets Net Book Value ("Closing CPA Net Book Value"), revised in each case, if appropriate, to include any adjustments agreed upon between the Parties since the date of the Signing NBV Statement. The Preliminary Closing NBV Statement shall be accompanied by a certificate signed by a duly authorized officer of the Company certifying as to the accuracy and completeness of the Preliminary Closing NBV Statement as of the Closing Date. The Preliminary Closing NBV Statement shall be prepared from the books and records of the Company in accordance with GAAP, consistent with the accounting principles used in the preparation of the Company's annual audited financial statements. The Company will, and will request its internal accountants to, make available to Komag and its accountants copies of all customary accounting and other work papers in their respective possession that were prepared in connection with the preparation of the Preliminary Closing NBV Statement.

                           (iv) Within thirty (30)  calendar days  following the
Closing, the Company shall submit to Komag in writing any and all changes and adjustments to the Preliminary Closing NBV Statement necessary to reflect properly the actual AA Net Book Value and the Closing Prepaid Assets Net Book Value, each as of the Closing Date (the "Final Closing NBV Statement"), revised in each case, if appropriate, to include any adjustments agreed upon between the Parties since the date of the Preliminary Closing NBV Statement, together with a special purpose report prepared by the Company's outside auditors ("Outside Auditors") which shall confirm that the calculations of the AA Net Book Value and the Closing CPA Net Book Value set forth on the Final Closing NBV Statement have been accurately derived from, and tied to, the books and records of the Company ("Special Purpose Report"). In preparing the Special Purpose Report, the Outside Auditors shall use the procedures set forth in that certain letter (the "Auditors' Letter") from the Outside Auditors to the Company dated April 8, 1999, a copy of which has been provided to Komag. The reasonable fees and expenses of the Outside Auditors shall be borne by Komag. The revision of the AA Net Book Value or the Closing CPA Net Book Value, as applicable, set forth on the Final Closing NBV Statement shall be deemed the "Revised AA Net Book Value" or the "Revised CPA Net Book Value", as applicable.

                  (c) Determination of Cash Prepaid Assets Net Book Value; Adjustment to Cash Portion of Purchase Price. The Cash Prepaid Assets Net Book Value utilized in calculating the amount of cash to be paid by Komag to the Company following the Closing shall be deemed to be the Closing CPA Net Book Value; provided that, following the Closing, if the Cash Prepaid Assets

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


Net Book Value is revised pursuant to Sections 2.3(b)(iv) hereof and such Revised CPA Net Book Value is less than the Closing CPA Net Book Value, then the Company shall promptly, and in no event more than ten (10) business days after providing Komag the Final Closing NBV Statement, pay to Komag an amount in cash equal to the difference between the Closing CPA Net Book Value and the Revised CPA Net Book Value. No adjustment to the cash portion of the purchase price will be made if the Revised CPA Net Book Value is equal to or greater than the Closing CPA Net Book Value.

                  (d) Acknowledgment regarding AA Net Book Value. The Parties acknowledge and agree that the AA Net Book Value and Closing AA Net Book Value set forth on the Signing NBV Statement and the Closing NBV Statement, respectively, were utilized to determine the portion of the Purchase Price to be paid in consideration for the Acquired Assets (excluding the Finished Goods and Cash Prepaid Assets), which the Parties acknowledge to be approximately $65,000,000. The Parties further acknowledge and agree that, if the actual AA Net Book Value is less than $65,000,000, Komag will have suffered damages or losses for which Komag is entitled to seek indemnification pursuant to Article VIII of this Agreement in such amount that the actual AA Net Book Value is less than the $65,000,000.

         2.4 Transfer Taxes. Komag shall pay and promptly discharge when due any and all Sales Taxes that may become payable by reason of or in connection with the Acquisition; provided that the Company shall use commercially reasonable efforts to assist Komag in minimizing any Liability for such Sales Tax. The amount of Sales Tax collectible from Komag by the Company shall be reduced by the amount of the deduction to which the Company is entitled for "Tax-paid purchases resold" as defined in its California Sales and Use Tax Regulation
Section 1707, with respect to the Acquired Assets. The Company and Komag shall prorate between them (a) secured and unsecured property Taxes on all Acquired Assets, (b) sewer and water rentals and utility charges applicable to the Leased Real Property ("Utility Charges") and (c) rentals, fees, assessments and similar charges with respect to the agreements, contracts, licenses and permits included in the Acquired Assets ("Rental Fees"). In the case of taxable or other relevant payment periods commencing on or before the Closing Date and ending after the Closing Date, secured and unsecured property Taxes, Utility Charges and Rental Fees which relate to any period on or before the Closing Date or after the Closing Date, as applicable, shall be in the case of Utility Charges, Rental Fees and secured and unsecured property Taxes (that are not based on net income, gross income, sales, premiums or gross receipts), the total amount of such Utility Charges, Rental Fees and secured and unsecured Taxes for the period in question multiplied by a fraction, the numerator of which is the number of days in the portion of such period through the Closing Date or after such date, and the denominator of which is the total number of days in such period.

         2.5 The Closing.

                  (a) Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, in Palo Alto, California commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

                  (b) Deliveries at the Closing. At the Closing, (i) the Company will deliver to Komag the various certificates, instruments and documents referred to in Section 7.2 below and will execute and acknowledge (if appropriate) and deliver such other instruments of sale, transfer, conveyance and assignment as Komag and its counsel may reasonably request; (ii) Komag will deliver to the Company the various certificates, instruments and documents referred to in Section 7.3 below and will execute and acknowledge (if appropriate) and deliver such other instruments of assumption as the Company and its counsel may reasonably request; and (iii) Komag will deliver to the Company stock certificates representing the Sale Shares in the amount determined in accordance with Section 2.3 above.

         2.6 Taking of Necessary Action; Further Action. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Komag with full right, title and possession to the Acquired Assets, the officers and directors of the Company are fully authorized in the name the Company or otherwise to take, and will take, all such lawful and necessary and/or desirable action.

         2.7 Nonassignability and Consents.

                  (a) To the extent that any asset which would otherwise be an Acquired Asset, or any claim, right or benefit arising thereunder or resulting therefrom, is not capable of being sold, conveyed, assigned, transferred or delivered without the approval, consent or waiver of any Person (including any Governmental Entity) other than the Company, or if such sale, conveyance, assignment, transfer or delivery or attempted sale, conveyance, assignment, transfer or delivery would constitute a breach or termination right thereof or a violation of any law, decree, order, regulation or other governmental edict, except as expressly otherwise provided herein, this Agreement shall not constitute a sale, conveyance, assignment, transfer or delivery thereof, or an attempted sale, conveyance, assignment, transfer or delivery thereof. Any such assets shall be a "Non-Transferable Asset."

                  (b) The Company shall not be obligated to sell, assign, transfer, convey or deliver, or cause to be sold, assigned, transferred, conveyed or delivered, to Komag, and Komag shall not be obligated to purchase, any Non-Transferable Asset without first having obtained all such consents, approvals or waivers or removed or eliminated any such potential breach or termination of any contract, agreement or other instrument or potential violation of any law, decree, order, regulation or other governmental edict. To the extent that at the Closing there are any Non-Transferable Assets, from and after the Closing, the Parties will cooperate, at the Company's expense, to effect a lawful and mutually acceptable arrangement under which Komag would obtain the benefit of such Non-Transferable Asset, including subcontracting, sub-licensing, or sub-leasing such Non-Transferable Asset to Komag, and Komag, so long as such benefit is so provided, would satisfy or perform any Liabilities or obligations under or in connection with such Non-Transferable Asset which may arise

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


following the Closing which would not otherwise be a Retained Liability if such Non-Transferable Asset were an Acquired Asset. From and after the Closing Date, the Company will promptly pay to Komag when received all monies received by the Company under any Acquired Asset or any claim or right or any benefit arising thereunder, except to the extent the same represents an Excluded Asset. Notwithstanding the foregoing, nothing contained herein shall in anyway affect the rights or obligations of the Parties under that certain Escrow Agreement dated February 19, 1999 ("Escrow Agreement") with respect to the distribution of the Property (as defined therein) in accordance with the terms thereof.

                  (c) At any time after Closing, if any Non-Transferable Asset becomes capable of being sold, assigned, transferred, conveyed or delivered to Komag, or if the benefit can be provided to Komag without the required consent, approval or waiver of any third party, and if such sale, assignment, transfer, conveyance or delivery, or the provision of such benefit would not constitute a breach or termination of any agreement, contract or other instrument or violation of law, decree, order, regulation or other governmental edict, then, at such time, the Company shall sell, assign, transfer, convey and deliver to Komag or cause to be sold, assigned, transferred, conveyed and delivered to Komag, or provide to Komag the benefit of such asset and, if such asset is an agreement, contract, instrument, license or permit, Komag shall assume the Liabilities and obligations of the Company thereunder to the extent such Liabilities and obligations arise from the performance of the agreement, contract, instrument, license or permit from and after the effective date of such assignment and to the extent such Liabilities and obligations would not otherwise be Retained Liabilities if such Non-Transferable Asset were an Acquired Asset.

                  (d) Notwithstanding anything contained in this Agreement to the contrary, in addition to (and not in lieu of) any of the other rights, remedies and obligations of the Parties hereunder, (i) in the event that the Company is unable to obtain prior to the Closing any of the consents, waivers and approval referenced in Section 6.5 of this Agreement (including, without limitation, under any contracts set forth in Section 3.4, 3.5, 3.10(b), 3.10(c), 3.11(a)(ii), 3.12(a) and 3.14 of the Company Disclosure Schedules) as required pursuant to this Agreement, the Company shall, within thirty (30) days following the Closing Date, obtain all such consents, waivers and approvals, in form and substance reasonably acceptable to Komag and (ii) in the event that the Company is unable to discharge or remove prior to the Closing any of the Liens set forth in Section 1.1(a) of the Company Disclosure Schedules as required pursuant to this Agreement, the Company shall, within thirty (30) days following the Closing Date, have all such Liens discharged and/or removed in a manner reasonably acceptable to Komag.


                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Komag as of the date hereof, and as of the Closing Date, except as specifically set forth in the disclosure schedule accompanying this Agreement (referring to the appropriate section numbers) (the "Company Disclosure Schedule"), as follows:

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


         3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own the Acquired Assets and to carry on the Media Business as now being conducted and as contemplated to be conducted. The Company is duly qualified to do business and in good standing as a foreign corporation under the laws of each jurisdiction in which the failure to be so qualified could have a material adverse effect on the Acquired Assets or the Media Business. The Company has delivered to Komag and its counsel true and correct copies of its Certificate of Incorporation and Bylaws, which have not been amended since November 25, 1998 (together, the "Charter").

         3.2 Media Business Contained in the Company. All of the assets, properties and rights under agreements, contracts, licenses and leases constituting the Acquired Assets, and used by or utilized in connection with the Media Business, are owned, leased, held or licensed by the Company and not by any subsidiary or Affiliate thereof.

         3.3 Authority. The Company has all requisite corporate power and authority to enter into this Agreement and each of the Collateral Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each of the Collateral Documents by the Company, and the consummation of the transactions contemplated hereby and thereby by the Company, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been, and each of the Collateral Documents will be at Closing, duly executed and delivered by the Company and, assuming the due authorization execution and delivery by the other parties hereto and thereto, upon execution, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.

         3.4 No Conflict. The execution and delivery of this Agreement and each of the Collateral Documents by the Company does not, and the consummation of the transactions contemplated hereby and thereby by the Company will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (a) any provision of the Charter, (b) any Contract or any other mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which any of the Acquired Assets is subject or by which any of the Acquired Assets are bound, (c) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Company is subject or by which the Company is bound or (d) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or the Acquired Assets, assuming, in each case, compliance with (x) any applicable requirements under the HSR Act,
(y) any applicable requirements under the Exchange Act and (z) such other matters set forth in Section 3.4 of the Company Disclosure Schedule.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


         3.5 Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, including a party to any agreement with the Company (so as not to trigger any Conflict), is required by or with respect to the Company in connection with the execution and delivery of this Agreement or any of the Collateral Documents or the consummation of the transactions contemplated hereby or thereby by the Company, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings (a) as may be required under the HSR Act, (b) as may be set forth in Section 3.5 of the Company Disclosure Schedule or (c) which, if not obtained or made, would not materially impair the ability of the Company to consummate the transactions contemplated by the Agreement and the Collateral Documents.

         3.6 Financial Matters.

                  (a) The Company has furnished or made available to Komag true and complete copies of all reports or registration statements filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Exchange Act, for all periods subsequent to December 27, 1997, all in the form so filed (all of the foregoing being collectively referred to as the "Company SEC Documents"). As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Company SEC Document.

                  (b) The Signing NBV Statement has been, and the Preliminary Closing NBV Statement and Final Closing NBV Statement shall be, prepared from the accounting books and records of the Company. The Signing NBV Statement has been, and the Preliminary Closing NBV Statement and Final Closing NBV Statement shall be, prepared in accordance with GAAP, consistent with the accounting principles used in the preparation of the Company's annual audited financial statements. The Signing NBV Statement sets forth, and the Preliminary Closing NBV Statement and the Final Closing NBV Statement shall set forth, as of the date indicated therein, a true and accurate summary by financial statement caption as well as supporting detail schedules which include (A) each item included in the Fixed Assets, the Media Inventory (excluding Finished Goods) and the NBV Prepaid Assets (excluding Cash Prepaid Assets), (B) the cost of each of such items of Fixed Assets, the Media Inventory (excluding Finished Goods) and the NBV Prepaid Assets (excluding Cash Prepaid Assets) when purchased by the Company, (C) the accumulated depreciation and amortization applicable to each item of the Fixed Assets, the Media Inventory (excluding Finished Goods) and the NBV Prepaid Assets (excluding Cash Prepaid Assets), (D) a detailed listing of the cost of the Finished Goods and the Cash Prepaid Assets and (E) the AA Net Book Value and the Cash Prepaid Assets Net Book Value. The balance sheet of the Company, including the notes thereto, included in the Company's Form 10-Q filed with the SEC for the period ended December 26, 1998 (the "Balance Sheet Date") complies as to form in all material respects with applicable accounting requirements of the Exchange Act, and with the published rules and regulations of the SEC with respect thereto, has been prepared in accordance with GAAP (except for

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


fiscal year-end adjustments) and presents fairly in all material respects the financial position of the Company as of the date indicated therein.

         3.7 No Changes.  Since the Balance  Sheet Date,  except as set forth in
Section 3.7 of the Company Disclosure Schedule, there has not been, occurred or arisen any:

                  (a) transaction related to or otherwise affecting the Media Business, except in the ordinary course of business, consistent with past practices;

                  (b) expenditure or commitment for expenditure by the Company related to or otherwise affecting the Media Business exceeding $500,000 per transaction except to the extent such expenditure or commitment for expenditure has been previously approved in writing by Komag;

                  (c) labor trouble or claim of wrongful discharge of which the Company has received written notice or of which the Company is aware or other unlawful labor practice or action relating to or otherwise affecting the Media Business;

                  (d) change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company;

                  (e) revaluation by the Company of any of the Acquired Assets, other than depreciation and amortization as required by GAAP which is reflected on the Signing NBV Statement;

                  (f) increase in the salary or other compensation payable or to become payable by the Company to any of its officers, employees or advisors engaged in the Media Business or otherwise expected to become any employee of or advisor to Komag as a result of the Acquisition, or the declaration, payment or commitment or obligation of any kind for the payment, by the Company of a bonus or other additional salary or compensation to any such Person, except, in each case, in the ordinary course, consistent with past practices;

                  (g) sale, lease, license or other disposition of any of the assets or properties of any of the Acquired Assets, except sales of Media Inventory in the ordinary course of business, consistent with past practices;

                  (h) amendment or termination or violation of any distribution agreement or any material contract, agreement, Environmental Permit, lease or license to which the Company is a party which relates to the Media Business or by which any of the Acquired Assets is bound, other than termination by the Company pursuant to the terms thereof in the ordinary course of business, consistent with past practices;

                  (i) loan by the Company to any Transferred Employees, other than advances to Transferred Employees for travel and business expenses in the ordinary course of business, consistent with past practices;

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  (j) waiver or release of any material right or claim arising from or related to the Media Business or the Acquired Assets;

                  (k) commencement, notice or, to the knowledge of the Company, threat of commencement of any lawsuit or proceeding against or investigation of the Company or its affairs arising from or related to the Media Business or any of the Acquired Assets;

                  (l) notice of any claim of ownership by a third party of any Media Intellectual Property or, notice of infringement by the Company in the operation of the Media Business of any third party's intellectual property rights;

                  (m) any event or condition of any character that has or could be reasonably expected to have a material adverse effect on the Acquired Assets or the Media Business; or

                  (n) negotiation or agreement by the Company to do any of the things described in the preceding clauses (a) through (l) (other than by negotiations with Komag and their representatives regarding the transactions contemplated by this Agreement or the Collateral Documents and acts otherwise permitted by such clauses (a) through (l)).

         3.8 Tax Matters.

                  (a) Definition of Taxes.  For the purposes of this  Agreement,
"Tax" or, collectively, "Taxes," means (i) any and all federal, state, province, local and foreign taxes, assessments and other governmental charges, duties, impositions and Liabilities, wherever imposed, including, without limitation, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, goods and services, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any Liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any Liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any Liability for taxes of a predecessor entity.

                  (b) To the extent a failure to do so would adversely impact Komag, the Media Business, the Acquired Assets or Komag's use of the Acquired Assets, (a) the Company has timely filed within the time period for filing, or any extension granted with respect thereto, all required federal, state, province, local and foreign returns, estimates, information statements and reports ("Tax Returns") which it is required to file relating or pertaining to any and all Taxes attributable to or levied upon the Media Business or the Acquired Assets and (b) paid any and all Taxes it is required to pay in connection with the taxable periods to which such Tax Returns relate. There are (and immediately following the Closing there will be) no Liens or similar encumbrances on the Acquired Assets relating or pertaining to Taxes, except with respect to Taxes not yet due and payable. The Company has no knowledge of any basis for the assertion of any claims which, if

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


adversely determined, would result in a Lien or other encumbrance on the Acquired Assets or otherwise adversely effect Komag, the Media Business or the Acquired Assets.

                  (c) To the extent relevant to the Acquired Assets and the Media Business, the Company shall (i) provide Komag with such assistance as may reasonably be required in connection with the preparation of any Tax Return and the conduct of any audit or other examination by any Governmental Entity or in connection with judicial or administrative proceedings relating to any Liability for Taxes and (ii) retain and provide Komag with all records or other information that may be relevant to the preparation of any Tax Returns, or the conduct of any audit or examination, or other tax proceeding. The Company shall retain all relevant documents, including prior year's Tax Returns, supporting work schedules and other records or information that may be relevant to such returns and shall not destroy or otherwise dispose of any such records, without the prior written consent of Komag, until the expiration of the applicable statute of limitations.

         3.9 Restrictions on Business Activities. There is no agreement (noncompete or otherwise), commitment, judgment, injunction, order or decree to which the Company or, to the Company's knowledge, any of its officers is a party or otherwise binding upon the Company or, to the Company's knowledge, any of its officers that has or reasonably could be expected to have the effect of prohibiting or materially impairing the Acquisition, the conduct of the Media Business by Komag or the performance of the Company's obligations under this Agreement or the Collateral Documents.

         3.10 Title of Properties; Absence of Liens and Encumbrances; Condition of Equipment.

                  (a) Section 3.10(a) of the Company Disclosure Schedule sets forth a list of all real property currently leased by the Company in which the Media Business is conducted and which is to be transferred to Komag ("Leased Real Property") and the name of the lessor, the date of the lease and each amendment thereto and the aggregate annual rental and a schedule of future monthly rental and/or other fees payable under any such lease. The leases and amendments thereto listed on the Company Disclosure Schedule set forth all of the terms and conditions of each such lease, and there are no other agreements, written or oral, between lessor and lessee with respect thereto. All such leases are in full force and effect and are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of material default (or event which with notice or lapse of time, or both, would constitute a material default) by the Company or, to the Company's knowledge, any other party thereto. Except as set forth in
Section 3.10(a) of the Company Disclosure Schedule or as otherwise expressly set forth in such leases, there are no restrictions, preconditions, prohibitions or limitations on the ability to assign, transfer, pledge, hypothecate or otherwise convey or dispose of the interest of the Company under such leases.

                  (b) Section 3.10(b) of the Company Disclosure Schedule sets forth a list of all the Fixed Acquired Assets currently leased by the Company ("Leased Fixed Assets") and the name of the lessor, the date of the lease and each amendment thereto and the aggregate annual rental and a schedule of future monthly rental and/or other fees payable under any such lease. The leases and

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


amendments thereto listed on the Company Disclosure Schedule set forth all of the terms and conditions of each such lease, and there are no other agreements, written or oral, between lessor and lessee with respect thereto. All such leases are in full force and effect and are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of material default (or event which with notice or lapse of time, or both, would constitute a material default) by the Company or, to the Company's knowledge, any other party thereto. Except as set forth on
Section 3.10(b) of the Company Disclosure Schedule or as otherwise expressly set forth in such leases, there are no restrictions, preconditions, prohibitions or limitations on the ability to assign, transfer, pledge, hypothecate or otherwise convey or dispose of the interest of the Company under such leases.

                  (c) Section 3.10(c) of the Company Disclosure Schedule sets forth all of the Fixed Acquired Assets owned by the Company included within the Acquired Assets, other than any Fixed Acquired Assets which (i) are not material to the Media Business and (ii) are, individually, less than $5,000 in value. Except as set forth in Section 3.10(c) of the Company Disclosure Schedule, there are no restrictions, prohibitions, or limitations on the ability to transfer, convey or dispose of any of the Fixed Acquired Assets. All Fixed Acquired Assets and all Leased Fixed Assets currently being used, or to be used, in the Media Business, or used in the Media Business within six (6) months prior to the date hereof, are in good operating condition, subject to normal wear and tear and have been reasonably maintained.

                  (d) The Company has good and valid title to, or, in the case of leased properties and assets, valid and enforceable leasehold interests in, all of the Acquired Assets, free and clear of any Liens, except for Permitted Liens or as otherwise reflected in Section 3.10(d) of the Company Disclosure Schedule. All of the Acquired Assets are reflected on the Signing NBV Statement or were acquired since the date of the Signing NBV Statement. All of the properties and assets owned, leased or licensed by the Company included within the Acquired Assets are adequate to conduct the Media Business as now conducted. Upon the consummation of the Acquisition, Komag shall have good and valid title to, or in the case of leased properties and assets, valid and enforceable leasehold interests in, all of the Acquired Assets, free and clear of any Liens, other than Permitted Liens (provided, that, any Liens which are Permitted Liens and which are required to be discharged prior to or concurrently with the Closing shall have been removed prior to or concurrently with the Closing) or as otherwise reflected in Section 3.10(d) of the Company Disclosure Schedule.

                  (e) To the knowledge of the Company, there are no, and at the time of Closing there will not be, any material physical or mechanical defects of the Leased Real Property. To the knowledge of the Company, except as set forth in Section 3.10(e) of the Company Disclosure Schedule, the buildings, structures and improvements located on the Leased Real Property, including, without limitation, the roofs, parking lots, plumbing, heating, air conditioning, water, sewer, gas, electrical and life safety systems are in good condition and repair and are in compliance in all material respects with applicable laws. The Company has no outstanding claims or Liabilities in respect of the construction thereof. All public utilities, including water, electric, sewage or subsurface disposal systems, required for the normal operation of the Media Business as currently conducted, connect into the Leased Real Property through adjoining public roads or, if they pass

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


through adjoining private land, do so in accordance with valid permits or easements, all installation and connection charges due and payable with respect thereto have been paid in full or are provided for and all such utilities are sufficient for the operation of the Media Business as currently conducted. To the knowledge of the Company, all improvements forming a part of any of the Leased Real Property are located wholly within the boundaries of the Leased Real Property and do not encroach upon any registered or unregistered easements or rights of way affecting any of the Leased Real Property except with the agreement or consent of the owner of the affected property. Except as set forth in Section 3.10(e) of the Company Disclosure Schedule, there are no pending or, to the knowledge of the Company, threatened condemnations, eminent domain, expropriation, environmental, zoning, land-use or similar proceedings that would affect all or any portion of the Leased Real Property nor has the Company received notice of any proceedings to impose any new taxes or operating restrictions upon any of the Leased Real Property. The Company shall notify Komag promptly of any such proceedings of which the Company becomes aware prior to the Closing. To the knowledge of the Company, the Leased Real Property complies in all material respects with any private covenant, conditions, restrictions, and approvals applicable thereto.

                  (f) On the Closing Date there will be no outstanding written or oral contracts made by the Company for any alterations or improvements on or to the Leased Real Property, which have not been fully paid, and the Company shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Leased Real Property prior to the Closing Date.

         3.11 Intellectual Property.

                  (a) Intellectual Property Contracts.

                           (i)  The   contracts,   licenses,   sublicenses   and
agreements listed on Section 3.11(a)(i) of the Company Disclosure Schedule include all material contracts, licenses and agreements pursuant to which any Person, including any Affiliate of the Company, has licensed or transferred any Intellectual Property to or from the Company related to magnetic disk technology, including the design or manufacture of any products of the Media Business.

                           (ii)  The  contracts,   licenses,   sublicenses   and
agreements listed on Section 3.11(a)(ii) of the Company Disclosure Schedule include all contracts, licenses and agreements pursuant to which any Person, including any Affiliate of the Company, has licensed any Intellectual Property to the Company related to magnetic disk technology, including the design or manufacture of any products of the Media Business, which are to be assigned to the Company under the terms of this Agreement. All contracts, licenses, sublicenses and agreements listed on Section 3.11(a)(ii) of the Company Disclosure Schedule are in full force and effect. Neither the execution nor delivery of the Agreement or any of the Collateral Documents nor the consummation of the transactions contemplated hereby or thereby will violate or result in the breach, modification, cancellation, termination, or suspension of the contracts, licenses, sublicenses and agreements listed on Section 3.11(a)(ii) of the Company Disclosure Schedule. The Company is in compliance with, and has not breached any term of, the contracts, licenses and agreements listed on Section 3.11(a)(ii) of the Company Disclosure Schedule, and, to the knowledge of the Company, all other parties to the contracts, licenses, sublicenses and agreements listed on Section 3.11(a)(ii)

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


of the Company Disclosure Schedule are in compliance with, and have not breached any term of, such contracts, licenses, sublicenses and agreements. Following the Closing Date, Komag will be permitted to exercise all of the Company's rights under the contracts, licenses, sublicenses and agreements listed in Section 3.11(a)(ii) of the Company Disclosure Schedule without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company would otherwise be required to pay.

                           (iii) Except as listed on Section 3.11(a)(iii) of the
Company Disclosure Schedule, there are no contracts, licenses, sublicenses and agreements between the Company and any other Person with respect to the Media Intellectual Property, including those listed on Section 3.11(a)(ii) of the Company Disclosure Schedule, under which there is any dispute known to the Company regarding the scope of such contract, license, sublicense or agreement, or performance under such contract, license, sublicense or agreement, including with respect to any payments to be made or received by the Company thereunder.

                  (b) Intentionally Omitted.

                  (c) Infringement of Third Party Intellectual Property. Except as set forth in Section 3.11(c) of the Company Disclosure Schedule, the Company has not received notice from any Person claiming that such operation or any act, product, technology or service of the Media Business infringes or misappropriates the Intellectual Property of any Person or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor is the Company aware of any basis therefor).

                  (d) Restrictions of Use of Media Intellectual Property. No Media Intellectual Property, or product, technology or service of the Media Business, is subject to any proceeding or outstanding decree, order, judgment, or stipulation restricting in any manner the use, transfer or licensing thereof by the Company or which may affect the validity, use or enforceability of such Media Intellectual Property.

                  (e) Protection of Media Intellectual Property. The Company has taken all steps that are reasonable under the circumstances to protect the confidentiality and trade secret status of the Media Business's confidential information and trade secrets or any trade secrets or confidential information of third parties provided to the Company related thereto, and, without limiting the foregoing, the Company has and enforces a policy requiring each Employee and contractor to execute proprietary information and confidentiality agreements substantially in the Company's standard forms and all current and former
Employees and contractors of the Company conducting the Media Business have executed such an agreement. The Company knows of no basis on which it could be claimed that the Company has failed to protect the confidentiality of any material confidential information of the Company relating to the Media Business.

                  (f) No Obligations Resulting from Transaction. Neither this Agreement nor the transactions contemplated by this Agreement, including the assignment to Komag by operation of

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


law or otherwise of any contracts or agreements to which the Company is a party, will result in (i) Komag's granting to any third party any right to or with respect to any Intellectual Property or Intellectual Property right owned by, or licensed to, either of them, (ii) Komag's being bound by, or subject to, any non-compete or other restriction on the operation or scope of their respective businesses or (iii) Komag's being obligated to pay any royalties or other amounts to any third party in excess of those payable by Komag prior to the Closing.

                  (g) Year 2000 Compliant. Section 3.11(g) of the Company Disclosure Schedule sets forth the Company's Year 2000 Project Schedules with respect to the Media Business which reflect the current status of the Company's efforts to address operating and product line issues related to the "Year 2000 Issue".

                  (h) Effect of Transaction. The consummation of the transactions contemplated by this Agreement will not result in the loss of, or otherwise adversely affect, any ownership rights of the Company in any Media Intellectual Property or result in the breach or termination of any license, contract or agreement to which the Company is a party respecting any material Media Intellectual Property.

         3.12 Agreements, Contracts and Commitments.

                  (a) Except as set forth in Section 3.12(a) of the Company Disclosure Schedule, the Company does not have any continuing obligations under, is not a party to or is not bound by:

                           (i)  any  collective  bargaining  agreements,  or any
contract with or commitment to any trade unions, employee bargaining agent or affiliated bargaining agent (collectively, "labor representatives") which relate to Employees employed in connection with, or providing services to, the Media Business, and the Company has not conducted any negotiations with respect to any such future contracts or commitments;

                           (ii)  any  bonus,  deferred  compensation,   pension,
profit sharing or retirement plans, or any other employee benefit plans or arrangements which relates to Employees employed in connection with, or providing services to, the Media Business;

                           (iii)  any   employment  or   consulting   agreement,
contract or commitment with an Employee or individual consultant employed by, or providing services to, the Media Business or consulting agreement, contract or commitment with a firm or other organization relating to the Media Business;

                           (iv) any  agreement  or  plan,  including  any  share
option plan, share appreciation rights plan or share purchase plan which relates to any Employee employed by, or providing services to, the Media Business;

                           (v) any  fidelity or surety bond or  completion  bond
relating to, or arising in connection with, the Acquired Assets or the Media Business;

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                           (vi) any lease of real or personal  property relating
to, or arising in connection with, the Acquired Assets or the Media Business;

                           (vii) any agreement of  indemnification,  guaranty or
environmental corrective action or clean up obligation relating to, or arising in connection with, the Acquired Assets or the Media Business;

                           (viii)  any   agreement,   contract   or   commitment
containing any covenant limiting the freedom of the Company to engage in any line of business or to compete with any Person, relating to, or arising in connection with, the Acquired Assets or the Media Business;

                           (ix) any agreement,  contract or commitment  relating
to capital expenditures and involving future payments in excess of $500,000 arising in connection with the Acquired Assets or the Media Business;

                           (x) any agreement, contract or commitment relating to
the disposition of any Acquired Assets or the acquisition of material assets or any interest in any business enterprise outside the ordinary course of business, consistent with past practices, relating to, or arising in connection with, the Acquired Assets or the Media Business;

                           (xi)  any  mortgages,  indentures,  loans  or  credit
agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit arising in connection with, the Acquired Assets or the Media Business;

                           (xii) any Purchase Order or contract for the purchase
of raw materials relating to, or arising in connection with, the Acquired Assets or the Media Business;

                           (xiii)   any   distribution,   joint   marketing   or
development agreement relating to, or arising in connection with, the Acquired Assets or the Media Business;

                           (xiv) any other  agreement,  contract  or  commitment
that involves $100,000 or more relating to, or arising in connection with, the Acquired Assets or the Media Business; or

                           (xv) any  agreement,  contract or commitment  that is
not cancelable without material penalty within thirty (30) days relating to, or arising in connection with, the Acquired Assets or the Media Business.

                  (b) Except as noted in Section 3.12(b) of the Company Disclosure Schedule, the Company has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the material terms or conditions of any agreement, contract or commitment required to be set forth in Section 3.12(a) of the Company Disclosure Schedule (collectively, "Contracts" and each, a "Contract"), nor, to the Company's knowledge, are there any events or circumstances that would in the Company's opinion be reasonably likely to give rise to such a breach, violation or default with the lapse of time, giving of notice or both. Each Contract is in full force and effect and, except as otherwise disclosed in Section 3.12(b) of the Company

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


Disclosure Schedule, is not subject to any default thereunder of which the Company is aware by any party obligated to the Company pursuant thereto.

         3.13 Interested Party Transactions. Except as set forth in Section 3.13 of the Company Disclosure Schedule, to the Company's knowledge, no officer or director of the Company (nor any spouse or member of the immediate family of any of such Persons, or any trust, partnership or corporation in which any of such Persons has or has had a material interest), has or had, directly or indirectly
(a) any legal or beneficial interest in any Person that sells or furnishes to the Company any goods or services relating to the Media Business or (b) any legal or beneficial interest in any Contract set forth in Section 3.12 of the Company Disclosure Schedule; provided, that passive ownership of no more than five percent (5%) of the outstanding stock of a publicly traded corporation shall not be deemed an "interest in any entity" for purposes of this Section 3.13.

         3.14 Governmental Authorization. Section 3.14 of the Company Disclosure Schedule accurately lists each material consent, license, permit, grant or other authorization issued to the Company by a Governmental Entity (a) pursuant to which the Company currently operates or holds any interest in any of the Acquired Assets or (b) which is required for the operation of the Media Business or the holding of any interest in the Acquired Assets (collectively, "Authorizations"). All Authorizations are in full force and effect and constitute all Authorizations required to permit the Company to operate or conduct the Media Business as currently conducted or to hold any interest in the Acquired Assets.

         3.15 Litigation. Except as set forth in Section 3.15 of the Company Disclosure Schedule, there is no action, suit, claim, proceeding or arbitration of any nature pending or, to the knowledge of the Company, threatened against the Media Business, any of the Acquired Assets or any of its officers, directors or stockholders in respect of the Media Business or the Acquired Assets. There is no investigation pending or, to the knowledge of the Company, threatened against the Media Business, the Acquired Assets or any of its officers, directors or stockholders in respect of the Media Business or the Acquired Assets by or before any Governmental Entity. No Governmental Entity has challenged or questioned the legal right of the Company to manufacture, offer or sell any of the products of the Media Business in the present manner or style thereof.

         3.16 Accounts Receivable. Except as set forth in Section 3.16 of the Company Disclosure Schedule, the Company has no Accounts Receivable which relate to the Media Business other than intercompany Accounts Receivable.

         3.17 Inventories. All of the Media Inventory are reflected on the Signing NBV Statement and will be reflected on the Preliminary Closing NBV Statement and the Final Closing NBV Statement as of the dates indicated therein. All such Media Inventory was purchased, acquired or produced in the ordinary course of business, consistent with past practices, and in a manner consistent with the Company's regular inventory practices and are set forth on the Company's books and records in accordance with GAAP. The presentation of the Media Inventory on the Signing NBV Statement was, and on the Preliminary Closing NBV Statement and the Final Closing NBV Statement will be, thereon in accordance with GAAP, consistent with the accounting principles used

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


in the preparation of the Company's audited financial statements. The Media Inventory as presented on the Signing NBV Statement is, and on the Preliminary Closing NBV Statement and the Final Closing NBV Statement will be, stated at the lower of cost (determined using the first-in, first-out method) or net realizable value, and such value reflects applicable reserves and write-downs for defective or obsolete items to the extent GAAP would so provide. The reserves against such Media Inventory have been established in accordance with GAAP. Except as set forth in Section 3.17 of the Company Disclosure Schedule, the Company does not hold any items of Media Inventory on consignment or have title to any items of Media Inventory in the possession of others, except items of Media Inventory in shipment to the Company. All of items of such Media
Inventory are and, from the date hereof until the Closing Date will be, of a quality and quantity that are salable in the ordinary course of business, consistent with past practices (except for damaged, defective or obsolete Inventory which, as of the Closing Date, will not exceed $10,000).

         3.18 Minute Books. The minutes of the Company provided to counsel for Komag contain, to the extent applicable to the Media Business or the Acquired Assets, an accurate summary of all meetings of directors (or committees thereof) of the Company or actions by written consent of such directors and committees since March 1, 1998.

         3.19 Brokers' and Finders' Fees. The Company has not incurred, nor will it incur, directly or indirectly, any Liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.20 Employees; Employee Plans and Compensation.

                  (a) Schedule. Section 3.20(a) of the Company Disclosure Schedule contains an accurate and complete list of each Employee Plan and each material Employee Agreement. The Company does not have any plan or commitment, whether legally binding or not, to establish any new Employee Plan or Employee Agreement, to modify any Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Employee Plan or Employee
Agreement to the requirements of any applicable law, or to enter into any Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

                  (b) Documentation. The Company has made available to Komag (i) correct and complete copies of all documents embodying each Employee Plan and each Employee Agreement including all amendments thereto and copies of all forms of agreement and enrollment used therewith; (ii) the most recent annual actuarial valuations, if any, prepared for each Employee Plan; (iii) the most recent summary plan description, together with the most recent summary of material modifications, if any, required under ERISA with respect to each Employee Plan, (iv) all IRS determination letters and rulings relating to Employee Plans and copies of all applications and correspondence to or from the IRS or the Department of Labor ("DOL") with respect to any Employee Plan, (v) all communications material to any Employee or Employees relating to any Employee Plan and any proposed Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to the Company; and (vi) each

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code that has either received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such Plan as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such Employee Plan.

                  (c) Employee Plan Compliance. Except as set forth in Section 3.20(c) of the Company Disclosure Schedule, (i) the Company has performed all material obligations required to be performed by it under each Employee Plan and each Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations including, without limitation, ERISA and the Code; (ii) there are no audits, inquiries or proceedings pending or, to the knowledge of the Company or any ERISA Affiliate, threatened by the IRS or DOL with respect to any Employee Plan and (iii) neither the Company nor any ERISA Affiliate is subject to any penalty or tax with respect to any Employee Plan under Section 402(i) of ERISA or Sections 4975 through 4980 of the Code.

                  (d) Pension Plans. The Company does not now, nor has it ever, maintained, established, sponsored, participated in or contributed to, any Pension Plan affecting any of the Employees which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

                  (e)   Multiemployer   Plans.   At  no  time  has  the  Company
contributed to or been requested to contribute to any Multiemployer Plan.

                  (f) No Post-Employment Obligations. No Employee Plan provides, or has any Liability to provide, life insurance, medical or other employee benefits to any Transferred Employee upon his or her retirement or termination of employment for any reason, except as may be required by statute, and the Company has not represented, promised or contracted (whether in oral or written form) to any Transferred Employee (either individually or to Transferred Employees as a group) that such Transferred Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by statute.

                  (g) Effect of Transaction. Except as set forth on Section 3.20(g) of the Disclosure Schedule, the execution of this Agreement and the Collateral Documents and the consummation of the transactions contemplated hereby and thereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Employee Plan, Employee Agreement, trust or loan that will or may result in any payment
(whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee. No payment or benefit which will or may be made by the Company or Komag or any of their respective Affiliates with respect to any

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


Employee will be characterized  as a "parachute  payment," within the meaning of
Section 280G(b)(2) of the Code.

                  (h) Employment Matters. The Company (i) is in compliance in all material respects with all applicable laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing; and
(iv) is not liable for any payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits for Employees (other than routine payments to be made in the ordinary course of business, consistent with past practices).

                  (i) Labor. No work stoppage or labor strike against the Company is pending or, to the knowledge of the Company, threatened with respect to the Media Business or involving or relating to any of the current Employees. The Company is not involved in or threatened with any labor dispute, grievance or litigation relating to labor, safety or discrimination matters involving any Employee, including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in Liability to the Company. The Company has not engaged in any unfair labor practices within the meaning of the National Labor Relations Act with respect to the Media Business or involving or relating to any of the current Employees which could, individually or in the aggregate, directly or indirectly result in a Liability to the Company. The Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement, contract with or commitment to any labor representatives with respect to the Media Business or involving or relating to any of the current Employees, and the Company has not conducted negotiations with respect to any such future contracts or commitments; no labor representatives hold bargaining rights with respect to any Employees; and there are no current or, to the knowledge of the Company, threatened attempts to organize or establish any trade union or employee association with respect to the Company involving or relating to the Media Business or any of the current Employees. The Company has provided Komag with all information Komag has requested with respect to the names, date of hire or compensation of Employees.

         3.21 Insurance. All of the Acquired Assets that are of an insurable nature are insured in amounts normally insured against by Persons carrying on the same classes of business as the Media Business, and the Company is adequately covered against accident, damage, injury, third party public liability, loss of profits and other risks normally insured against by Persons carrying on the same classes of business as the Media Business. All such policies are, and will at Closing be, in full force and effect and nothing has been done or omitted to be done by the Company which would make any policy of insurance void or voidable. All of such insurance policies are listed in Section
3.21 of the Company Disclosure Schedule. There is no material claim by the Company pending under any of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid, and the Company is otherwise in material compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). The Company has no knowledge of any threatened termination of any of such policies.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


         3.22 Environmental Matters.

                  (a) Underground Tanks. No underground storage tank, dump, landfill or waste pile containing or used to dispose or store any Hazardous Materials is present in, on or under any Media Business Facility, including the land and the improvements, ground water and surface water thereof.

                  (b)  Hazardous  Materials  Activities.  Except as set forth in
Section 3.22(b) of the Company Disclosure Schedule, at no time prior to the Closing has the Company transported (or arranged for the transport), stored, used, manufactured, disposed of, released, leaked, emitted or entered into the atmosphere, ground, soil, surface water, ground water or sewer system or exposed its employees or others to Hazardous Materials in violation of any Environmental Law. No Pre-Closing Hazardous Materials Activities have been conducted in violation of any Environmental Laws.

                  (c) Permits. The Company currently holds all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of its Hazardous Material Activities as such activities are currently being conducted. All such Environmental Permits are listed in Section 3.22(c) of the Company Disclosure Schedule.

                  (d) Environmental Liabilities. Except as set forth in Section 3.22(d) of the Company Disclosure Schedule, the Company is not in material violation of any Environmental Laws applicable to the Media Business, and neither the Company nor any of its Employees has engaged in any conduct that has given or will give rise to any Environmental Claims, losses or Liabilities under any such laws for which Komag may be held responsible. Except as set forth in
Section 3.22(d) of the Company Disclosure Schedule, the Company has not received any written or oral communication from any Governmental Entity or any other Person alleging that the Company is not currently in compliance in any material respect with, or has a Liability under (including being a potentially responsible party or allegedly liable for costs associated for remediation of any site), any such laws in connection with the Media Business. Except as set forth in Section 3.22(d) of the Company Disclosure Schedule, no action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or, to the knowledge of the Company, threatened concerning any Environmental Permit, Hazardous Material or any Pre-Closing Hazardous Materials Activity of the Company. Except as set forth in Section 3.22(d) of the Company Disclosure Schedule, the Company is not aware of any fact or circumstance which could involve the Company in any environmental litigation or impose upon the Company any material environmental Liability.

                  (e) Offsite Hazardous Material Disposal. The Company has transferred or released (or arranged for the transfer or release of) Hazardous Materials only to those treatment, storage, transfer or disposal sites described in Section 3.22(e) of the Company Disclosure Schedule ("Disposal Sites") and no action, proceeding, liability or claim exists or, to the knowledge of the Company, is threatened against any such listed disposal site or against or involving the Company with respect to any transfer or release of Hazardous Materials to such Disposal Sites.

                  (f) Environmental Reporting. The Company has not, with respect to any Media Business Facility or Acquired Assets, filed and does not intend to file any notice or report under any

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


Environmental Laws reporting a violation of any Environmental Laws or any Release of Hazardous Materials to the environment.

                  (g) Asbestos Containing Material. Any asbestos-containing material which is known to the Company to be on or part of any Leased Real Property is in good repair according to the current standards and practices governing such material, and its presence or condition does not violate any applicable Environmental Laws.

                  (h) Environmental Records. The Company has delivered to Komag or made available for inspections by Komag all records pertaining to the Pre-Closing Hazardous Materials Activities associated with the Acquired Assets, the Media Business or any Media Business Facility and all draft or final non-privileged environmental audits and environmental assessments relating to the Media Business or of any Media Business Facility conducted at the request of, or otherwise in the possession or control of the Company.

         3.23 Compliance with Laws. The Company and its officers and employees have complied in all material respects with, are not in violation in any material respect of, and have not received any notices of violation with respect to, any foreign, federal, state, province or local statute, law or regulation with respect to the conduct of the Media Business or the ownership or operation of the Acquired Assets.

         3.24 Complete Copies of Materials. The Company has delivered to Komag true and complete copies of each agreement, contract, commitment or other document referred to in the Company Disclosure Schedule and that has been requested by Komag or its counsel.

         3.25 Suppliers. Section 3.25 of the Company Disclosure Schedule sets forth a true and complete list of the names and addresses of the ten (10) suppliers which each account for the largest net sales to the Company relating to the Media Business. There exists no actual termination or cancellation of the business relationship of the Company with any supplier or group of suppliers listed in Section 3.25 of the Company Disclosure Schedule.

         3.26 No Insolvency. The Company will not be rendered insolvent by the sale, transfer and assignment of the Acquired Assets pursuant to the terms of this Agreement.

         3.27 Private Placement. The Company is acquiring the Sale Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Company acknowledges that the Sale Shares to be received are characterized as
"Restricted Securities" and must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is aware of the provisions of Rule 144 promulgated under the Securities Act. Representatives of the Company have had the opportunity to ask questions of and receive answers from Komag or a Person acting on the Company's behalf concerning the terms and conditions of this transaction as well as to obtain any information requested by such representatives. The Company is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D, promulgated by the SEC under the Securities Act.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


         3.28 Registration Statement Information. The information supplied by the Company for inclusion in the registration statement contemplated by the Registration Rights Agreement, does not contain, and will not contain at the effective date of such registration statement, any untrue statement of material fact or omit, and will not omit at the effective date of such registration statement, to state any material fact necessary in order to make the statements therein not misleading.

         3.29 Representations Complete. To the knowledge of the Company, none of the representations or warranties made in this Article III (as modified by the Company Disclosure Schedule), nor any statement made in any Collateral Document or any Section of the Company Disclosure Schedule furnished by or on behalf of the Company heretofore pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading. To the knowledge of the Company, there is no event, fact or condition that materially and adversely affects the Media Business or the Acquired Assets that has not been set forth in this Agreement or in the Company Disclosure Schedule.


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF KOMAG

         Komag represents and warrants to the Company as of the date hereof, and as of the Closing Date, except as specifically set forth in the disclosure schedule accompanying this Agreement (referring to the appropriate section numbers) (the "Komag Disclosure Schedule") as follows:

         4.1 Organization. Komag is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Komag has the corporate power and authority to own its properties and to carry on its business as now being conducted and as contemplated to be conducted. Komag is duly qualified to do business and in good standing as a foreign corporation under the laws of each jurisdiction in which the failure to be so qualified could have a material adverse effect on Komag. Komag has delivered to the Company or its counsel true and correct copies of its Certificate of Incorporation and Bylaws, which have not been amended since July 22, 1998.

         4.2 Capital Structure of Komag.

                  (a) The authorized capital of Komag consists of 150,000,000 shares of Common Stock, of which 53,920,660 shares are issued and outstanding as of the date hereof, and 1,000,000 shares of Preferred Stock, none of which shares are issued and outstanding as of the date hereof. All of the issued and outstanding capital stock of Komag have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase shares created by statute, the Certificate of Incorporation or Bylaws of Komag or any agreement to which Komag is a party or by which it is bound. Komag has reserved 18,140,000 shares of Common Stock for issuance to employees and consultants pursuant to the 1987 Incentive Stock Option Plan, of which 5,754,874 shares are subject

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


to outstanding, unexercised options; Komag has reserved 6,100,000 shares of Common Stock for issuance to employees and consultants pursuant to the 1997 Supplemental Stock Option Plan, of which 5,102,340 shares are subject to outstanding, unexercised options; and Komag has reserved 7,400,000 shares of Common Stock for issuance to employees and consultants pursuant to the 1988 Employee Stock Purchase Plan, of which 3,284,927 shares remain available for sale. Except for the options described in this Section 4.2(a) or as set forth on
Section 4.2(a) of the Komag Disclosure Schedule, there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which Komag is a party or by which it is bound obligating Komag to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Komag or to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, commitment or agreement.

                  (b) The Sale Shares to be issued pursuant to the Acquisition will be, at the Closing Date, duly authorized, validly issued, fully paid, nonassessable, and not subject to any call, preemptive or similar rights.

         4.3 Authority. Komag has all requisite corporate power and authority to enter into this Agreement and each of the Collateral Documents to which it is a party, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each of the Collateral Documents to which it is a party by Komag and the consummation of the transactions contemplated hereby and thereby by Komag have been duly authorized by all necessary corporate action on the part of Komag. This Agreement has been, and each of the Collateral Documents to which it is a party will be at the Closing, duly executed and delivered by Komag and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, upon execution, will constitute valid and binding obligations of Komag, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.

         4.4 No Conflict. The execution and delivery of this Agreement and each of the Collateral Documents to which it is a party by Komag does not, and, the consummation of the transactions contemplated hereby and thereby by Komag will not, Conflict with (a) any provision of the Certificate of Incorporation or Bylaws of Komag, (b)(i) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which Komag is subject or by which it is bound (other than any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which Komag is subject or by which it is bound set forth on
Section 4.4(b)(ii) of the Komag Disclosure Schedule) or (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which Komag is subject or by which it is bound set forth on Section 4.4(b)(ii) of the Komag Disclosure Schedule or (c) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Komag or its properties or assets, assuming, in each case, compliance with (x) any applicable requirements under the HSR Act, (y) any applicable requirements under the

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


Exchange Act and (z) such other matters set forth in Section 4.4(z) of the Komag Disclosure Schedule.

         4.5 Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, including a party to any agreement with Komag (so as not to trigger any Conflict), is required by or with respect to Komag in connection with the execution and delivery of this Agreement or any of the Collateral Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings (a) as may be required under the HSR Act, (b) as may be required under applicable federal and state securities laws, (c) as may be set forth in Section 4.5 of the Komag Disclosure Schedule or (d) which if not obtained or made, would not materially impair the ability of Komag to consummate the transactions contemplated by this Agreement or the Collateral Documents.

         4.6 SEC Documents, Komag Financial Statements. Komag has furnished or made available to the Company true and complete copies of all reports or registration statements filed by it with the SEC under the Exchange Act, for all periods subsequent to December 28, 1997, all in the form so filed (all of the foregoing being collectively referred to as the "Komag SEC Documents"). As of their respective filing dates, the Komag SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the Komag SEC Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Komag SEC Document. The financial statements of Komag, including the notes thereto, included in the Komag SEC Documents (the "Komag Financial Statements"), comply as to form in all material respects with applicable accounting requirements of the Exchange Act, and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except as may be indicated in the notes thereto), and present fairly in all material respects the financial position, the results of operation and, where applicable, the cash flows and changes in financial position of Komag as of the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal audit adjustments).

         4.7 No Material Adverse Change. Since September 27, 1998, Komag has conducted its business in the ordinary course and, other than as disclosed in the Komag SEC Documents filed with the SEC, there has not occurred (a) any material adverse change in the business, financial condition or results of operation of Komag or (b) any damage to or destruction or loss of any assets of Komag (whether or not covered by insurance) that materially and adversely affects the financial condition or business of Komag.

         4.8 Litigation. Except as set forth in Section 4.8 of the Komag Disclosure Schedule, there is no action, suit, claim, proceeding or arbitration of any nature pending or, to the knowledge of Komag, threatened against Komag or any of its properties or any of its officers, directors or stockholders in respect of Komag. There is no investigation pending or, to the knowledge of Komag, threatened against Komag or any of its assets or properties or any of its officers, directors or stockholders in respect of Komag by or before any Governmental Entity. No Governmental Entity

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


has challenged or questioned the legal right of Komag to manufacture, offer or sell any of its products in the present manner or style thereof.

         4.9 Brokers' Fees. Komag has not incurred, nor will it incur, directly or indirectly, any Liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.


                                    ARTICLE V

                          CONDUCT PRIOR TO THE CLOSING

         5.1 Conduct of Business of the Company. During the period from the date of this Agreement and continuing until the earlier of (i) the termination of this Agreement and (ii) the Closing, the Company agrees (except to the extent that Komag shall otherwise consent in writing) to carry on the Media Business in the normal and ordinary course, to pay the debts related thereto including Accounts Payable and similar obligations in the normal and ordinary course, consistent with past practice, to use all commercially reasonable efforts to preserve intact the Media Business organization, to keep available the services of the present Employees (except Non-Offered Employees) and to preserve its relationships with suppliers and others having business dealings with it, all with the goal of preserving unimpaired the Acquired Assets and the Media Business at the Closing, together with the goodwill associated therewith. The Company shall promptly notify Komag of any event or occurrence or emergency not in the ordinary course of business and any material event involving the Acquired Assets or the Media Business. Except as expressly contemplated by this Agreement or disclosed in Section 5.1 of the Company Disclosure Schedule, the Company shall not, without the prior written consent of Komag (which consent shall not be unreasonably withheld):

                  (a) Waive or release any material right or claim arising from or related to the Media Business or the Acquired Assets;

                  (b) Enter into any commitment or transaction involving, relating to or affecting the Acquired Assets or the Media Business not in the ordinary course of business;

                  (c) Make any expenditures or commitments for expenditures for the acquisition of Inventory or other assets in excess of $500,000 per transaction to the extent that such expenditures or commitments for expenditures involves, relates to or affects the Acquired Assets or Media Business;

                  (d) Transfer to any Person any rights to the Media Intellectual Property which are to be included within the Acquired Assets or to be licensed to Komag pursuant to the License Agreement; provided that the Company may license any Media Intellectual Property to be licensed to Komag pursuant to the License Agreement to the extent that so doing would not materially adversely affect Komag or the operation of the Acquired Assets or the Media Business following the Closing;

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  (e) Enter into or amend any agreements pursuant to which any other Person is granted marketing, distribution or similar rights of any type or scope with respect to any products of the Company produced in connection with the Media Business;

                  (f) Amend or otherwise modify in any material respect (or agree to do so), or violate the terms of, any of the agreements, contracts, licenses, permits, leases or Environmental Permits set forth or described in the Company Disclosure Schedule;

                  (g) Commence or settle any litigation that could reasonably be expected to adversely affect the Acquired Assets or Media Business;

                  (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof that includes assets that would constitute Acquired Assets under this Agreement, or otherwise acquire or agree to acquire any assets that would constitute Acquired Assets under this Agreement, other than in the ordinary course of business;

                  (i) Sell, lease, license, grant any Lien on or otherwise dispose of or encumber any of the Acquired Assets, except for intercompany sale of Media Inventory in the ordinary course of business;

                  (j) Adopt or amend any employee benefit plan, or enter into any employment contract or extend employment offers (in each case only to the extent affecting Employees), pay or agree to pay any special bonus or special remuneration to any Employee, or increase the salaries or wage rates of the Employees, except, in each case, in the ordinary course of business, consistent with past practices or to the extent required by law or to conform any Employee Benefit Plan or Employee Agreement to the requirements of applicable law;

                  (k) Revalue any of the Acquired Assets, except as expressly required by the Agreement;

                  (l) To the extent it may affect the Acquired Assets, the Media Business or the Liability of Komag for Taxes under the terms of this Agreement, make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

                  (m) Enter into any strategic alliance, development or joint marketing agreement involving, relating to or affecting the Acquired Assets or the Media Business;

                  (n) Fail to comply in all material respects with any laws, rules or regulations applicable to the Acquired Assets or the Media Business; or

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  (o) Take, or agree in writing or otherwise to take, any of the actions described in Sections 5.1(a) through (n) above, or any other action that would prevent the Company from performing or cause the Company not to perform its covenants hereunder or under the Collateral Documents.

         5.2 Review of Capital Budget/Spending Plan. The Company has provided to Komag and its representatives for their review all current capital budgets and spending plans relating to the Media Business. As reasonably practicable following the date hereof, the Company shall provide to Komag and its representatives for their review all updates or amendments to its current capital budgets and spending plans relating to the Media Business.

         5.3 No Solicitation. Until the earlier of (i) the Closing and (ii) the date of termination of this Agreement pursuant to the provisions of Section 9.1 hereof, the Company will not (nor will the Company permit any of the Company's officers, directors, agents, representatives or affiliates to) directly or indirectly, take any of the following actions with any party other than Komag and its designees: (a) solicit, encourage, conduct discussions with or engage in negotiations with any Person, other than Komag, relating to the possible acquisition of all or any part of the Media Business (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), (b) provide information with respect to it to any Person, other than Komag, relating to possible acquisition of all or any part of the Media Business (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), (c) enter into an agreement with any Person, other than Komag, providing for the possible sale of all or any part of the Media Business (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or (d) make or authorize any statement, recommendation or solicitation in support of any possible sale of all or any part of the Media Business (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) to any Person, other than by Komag.


                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

         6.1 Access to Information.

                  (a) Subject to any applicable contractual confidentiality obligations (which the Company shall use all commercially reasonable efforts to cause to be waived), the Company shall afford Komag and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to (a) all of its properties, employees, books, contracts, agreements and records relating to the Media Business or the Acquired Assets and (b) all other information concerning the business, properties and personnel (subject to restrictions imposed by applicable law) of it as Komag may reasonably request for the purpose of conducting a due diligence review of the Media Business and the Acquired Assets. No information or knowledge obtained in any investigation pursuant to this Section 6.1(a) shall affect or be deemed to modify any representation or warranty contained herein.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  (b) Subject to any applicable contractual confidentiality obligations (which Komag shall use all commercially reasonable efforts to cause to be waived), Komag shall afford the Company and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to all information concerning the business, properties and personnel (subject to restrictions imposed by applicable law) of it as the Company may reasonably request for the purpose of evaluating an investment in Komag Common Stock. No information or knowledge obtained in any investigation pursuant to this Section 6.1(b) shall affect or be deemed to modify any representation or warranty contained herein.

                  (c) Subject to any required consents or approvals, Komag and its agents, representatives or consultants shall be permitted reasonable access, during normal business hours and without material interference to the Media Business, to all Leased Real Property prior to the Closing Date for the purpose of performing such investigations of the condition of the Leased Real Property as Komag shall deem necessary, including, but not limited to, investigation of the condition of the subsurface soils and groundwater.

         6.2 Confidentiality. Each of the parties hereto hereby agrees to and reaffirms the terms and provisions of the Confidentiality and Nondisclosure Agreement between Komag and the Company dated as of April 6, 1999.

         6.3 Public Disclosure. Unless otherwise required by law (including, without limitation, securities laws) or by the rules and regulations of the New York Stock Exchange, Inc. or the NASDAQ Stock Market or other securities exchange, prior to the Closing, no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement shall be made by any Party hereto unless approved by Komag and the Company prior to release; provided that such approval shall not be unreasonably withheld. In the event any such disclosure is required by law or by the rules and regulations of such exchange or market, the disclosing Party shall afford the other Party a reasonable prior opportunity to review the comment on such disclosure.

         6.4 HSR Approval. The Parties hereto have filed with the United States Federal Trade Commission and the United States Department of Justice the pre-merger notifications and reports required to be filed pursuant to the HSR Act. The Parties hereto shall provide any supplemental information that may be requested in connection therewith and shall request early termination of the waiting period. All such notifications, reports and supplemental information, if any, at the time so filed or provided, shall comply, in all material respects, with the requirements of the HSR Act. Each Party shall provide such assistance to the other as it may reasonably request to assist the other in making such filings. The Company and Komag shall each bear fifty percent (50%) of the filing fees required by the HSR Act.

         6.5 Consents. The Company shall use all commercially reasonable efforts to obtain the consents, waivers and approvals under any of the Contracts set forth in Sections 3.4, 3.5, 3.10(b), 3.10(c), 3.11(a)(ii), 3.12(a) and 3.14 of
the Company Disclosure Schedule as may be required in connection with the Acquisition so as to assign to Komag all rights of the Company to the Acquired Assets and the Media Business including, without limitation, the consents, waivers and approvals of

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


all equipment lessors to allow Komag to move all manufacturing equipment included within the Acquired Assets to Malaysia on terms and conditions acceptable to the Company and Komag. Komag shall use all commercially reasonable efforts to obtain the consents and approvals under any contracts set forth in Sections 4.4 and 4.5 of the Komag Disclosure Schedule. Each Party agrees to pay all fees and costs necessary to obtain the consents, waivers and approvals required to be obtained by it; provided that, all fees and costs necessary to obtain any consents, waivers and approvals of any of the equipment lessors or landlords pursuant to any equipment leases or real property leases identified on the Company Disclosure Schedules shall be paid by the Company; provided, further, however, that if the fees and costs necessary to obtain a particular consent, waiver or approval of any such equipment lessor or landlord exceeds $1,500 the parties shall allocate the fees and costs with respect to such consent, waiver or approval, after good faith negotiations, in a manner mutually agreeable to the parties. Notwithstanding anything contained herein to the contrary, if any of the equipment lessors require Komag to issue letter(s) of credit on behalf of such equipment lessor(s) in connection with any of the equipment leases identified on the Company Disclosure Schedules, Komag shall use commercially reasonable efforts to obtain such letter(s) of credit; provided that, if Komag is unable to obtain the letter(s) of credit in the full amount required by such equipment lessor(s), the Company shall obtain one or more letter(s) of credit on behalf of such equipment lessor(s) in the amount of any such shortfall up to a maximum aggregate amount of the lesser of (i) twenty percent (20%) of the value of the letter(s) of credit requested by such equipment lessor(s) and (ii) $5,000,000.

         6.6 Commercially Reasonable Efforts; Access to Warehouse. Subject to the terms and conditions provided in this Agreement, each of the Parties hereto shall use all commercially reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the Parties hereto the benefits contemplated by this Agreement; provided that Komag shall not be required to agree to any divestiture by Komag or any of Komag's subsidiaries or Affiliates of shares of capital stock or of any business, assets or property of Komag or its subsidiaries or Affiliates including, without limitation, the Media Business or any of the Acquired Assets, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and capital stock. For a period of thirty (30) days following the Closing Date, the Company shall provide Komag and its employees and agents with reasonable access, during normal business hours and with prior notice, from time to time, to enter into the Five Star Warehouse and the TWI Warehouse in order to determine which equipment and other items it wishes to include within the Acquired Assets and to remove from the warehouses such equipment and other items so designated.

         6.7 Notification of Certain Matters. The Company shall give prompt notice to Komag, and Komag shall give prompt notice to the Company, of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


the Company and Komag, respectively, contained in this Agreement to be materially untrue or inaccurate at or prior to the Closing except as contemplated by this Agreement (including the Company Disclosure Schedule) and
(ii) any failure of the Company or Komag, as the case may be, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.7 shall not limit or otherwise affect any remedies available to the party receiving such notice.

         6.8 Employee Matters.

                  (a) Selection of Employees. Komag has made, and is prepared to make further, written offers of employment to those Employees at the Company's
Santa Clara, California and San Jose, California facilities as Komag deems necessary, in its sole discretion, to operate the Media Business efficiently after the Closing and to meet the Company's volume requirements set forth in the Volume Purchase Agreement (conditional upon the closing of the Acquisition); provided, that Komag shall not be obligated to employ, and shall have no Liability with respect to the continued employment of, any of the Employees. The Company hereby waives, releases and discharges all Employees who shall accept employment from Komag ("Transferred Employees") from any and all noncompetition, confidentiality or employment restrictions, obligations or agreements entered into by such Transferred Employees with the Company to the extent that such Transferred Employees are performing services related to the Media Business for Komag or any of its Affiliates. The Company agrees that any disclosure of confidential information relating to the Media Business by a Transferred Employee to Komag or any of its Affiliates shall not constitute a breach of any confidentiality agreement between such Transferred Employee and the Company.

                  (b) Employee Plans. Komag shall use all commercially reasonable efforts to (i) provide all Transferred Employees with employee health benefits substantially similar in the aggregate in coverage and benefits as to those provided as of the date hereof by the Company, (ii) waive any pre-existing condition requirements or waiting period requirements under such Person's Employee Plans to the extent permitted by the insurance carrier, (iii) credit previous service by the Transferred Employees with the Company under such Person's comparable employee benefit plans, including but not limited to a 401(k) savings plan, for purposes of eligibility to participate, early commencement of benefits and vesting and (iv) apply toward any deductible requirement or "out-of-pocket" maximum limit under any such Person's employee benefit plans any amounts paid (or accrued) by each Transferred Employee under any Employee Plan, to the extent that the plan years of the relevant plan overlap.

                  (c) 401(k) Plan Rollovers. The Company and Komag agree to use their best efforts to enable individual rollovers of Transferred Employees' account balances in the Company's 401(k) Plan to Komag's 401(k) Plan, which balances may include plan loans. In furtherance and not in limitation of the foregoing, provided that Transferred Employees have completed the Company's 401(k) termination distribution request form, the Company shall complete Komag's standard rollover form for each Transferred Employee electing to rollover his or her account balance into Komag's 401(k) Plan in a timely manner. In addition, the Company will provide Komag with a

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


discussion of facts in support of the Company's view that the sale of the Media Business by the Company to Komag is the sale of "substantially all of the assets" used in a "trade or business" within the meaning of section 401(k)(10) of the Code.

                  (d) WARN Act. The Company has sent out a notification pursuant to the Workers Adjustment and Retraining Notification Act of 1988, as amended ("WARN Act"), to all Employees who are not Offered Employees ("Non-Offered Employees") to commence the sixty (60) day notification period required under the WARN Act. All Liabilities relating to the employment, termination or employee benefits of Employees including, without limitation, all termination obligations in connection with the WARN Act shall be the responsibility of the Company; provided that Komag shall be responsible for all such termination obligations under the WARN Act with respect to (i) Employees who were designated as Offered Employees by Komag but whose offers of employment were revoked by Komag prior to the Closing and (ii) Offered Employees who are hired by Komag following the Closing to the extent such obligations under the WARN Act arise from actions of Komag following the Closing; provided, further, however, that Komag shall not be responsible for termination obligations under the WARN Act with respect to Offered Employees who do not accept offers of employment from Komag. In addition, the Company shall give advance notice to all Non-Offered Employees under any state statute analogous to the WARN Act.

                  (e) COBRA. The Company shall be solely responsible for providing continuation health coverage, to the extent required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), to all Offered and Non-Offered Employees and their eligible dependents who have experienced a qualifying event before or on the Closing Date and who (i) elect continuation coverage within the time period prescribed by COBRA and (ii) who are otherwise qualified beneficiaries (as defined in Section 4980B(g)(1) of the Code), and the Company shall indemnify Komag for any and all loss, cost or expense relating to any and all outstanding obligations, Liabilities and claims arising under COBRA.

                  (f) Nonsolicitation of Employees. Notwithstanding anything else contained herein to the contrary, (a) unless this Agreement is terminated prior to the Closing for any reason, the Company shall not solicit the continued employment of any of the Transferred Employees for a period of twelve (12) months following the date Komag designated such Employees as Offered Employees and (b) in the event that this Agreement is terminated prior to Closing for any reason, Komag shall not continue to solicit the employment of any of the Offered Employees for a period of twelve (12) months following the date of the termination of the Agreement; provided that, the foregoing restrictions shall not prohibit any of the parties from making general solicitations of employment not specifically directed to the Employees.

                  (g) No Third Party Beneficiary Rights. Notwithstanding anything contained herein to the contrary, no provision in this Section 6.8 shall create any third party beneficiary or other rights to any Employee (including any beneficiary or dependent thereof) in respect of continued employment (or resumed employment) with the Company, Komag or any of their Affiliates, and no provision in this Section 6.8 shall create any rights in any such Person in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or arrangement

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


established by Komag or its Affiliates. No provision of this Agreement shall constitute a limitation on the rights of Komag or its Affiliates to amend, modify or terminate after the Closing Date any such plans or arrangements.

         6.9 NMS Listing. Komag shall authorize for listing on the Nasdaq National Market the Sale Shares issuable in connection with the Acquisition, upon official notice of issuance.


                                   ARTICLE VII

                        CONDITIONS TO OBLIGATION TO CLOSE

         7.1 Conditions to Obligations of each of the Parties. The respective obligations of each Party to this Agreement to consummate the Acquisition shall be subject to the satisfaction at or prior to the Closing of the following conditions:

                  (a) HSR Approval. The waiting period applicable to the consummation of the Acquisition under the HSR Act shall have been terminated or shall have expired without the threat of litigation by a Governmental Entity.

                  (b) No Injunctions or Restrains on the Conduct of the Business. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or provision challenging the Acquisition shall be in effect nor shall any proceeding brought by a Governmental Entity seeking the foregoing be pending.

         7.2 Additional Conditions to Obligation of Komag. The obligation of Komag to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions, any of which may be waived in writing exclusively by Komag:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects as of the date of this Agreement. In addition, the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct in all material respects as of such particular date), with the same force and effect as if made on and as of the Closing Date, except in such cases (other than Sections 3.1 through 3.3 and 3.27 through 3.29) where the failure to be so true and correct would not, in the aggregate, have a material adverse effect on the Media Business or the value of the Acquired Assets. Komag shall have received a certificate with respect to the foregoing signed on behalf of the Company by the Vice President, Business Operations and the Chief Financial Officer of the Company.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  (b) Agreements and Covenants. The Company shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed and complied with by it on or prior to the Closing Date, and Komag shall have received a certificate to such effect signed on behalf of the Company by the Vice President, Business Operations and the Chief Financial Officer of the Company.

                  (c) Consents and Approvals of the Company. The Company shall have furnished evidence to Komag satisfactory, in its reasonable discretion, that all of the third party consents, approvals and waivers referenced in
Section 6.5 have been obtained including, without limitation, (i) acknowledgements and waivers from the landlords under each of the real property leases to be assigned to Komag stating that, among other things, there is no default (and the Acquisition has not caused a default) under such real property lease, (ii) the consents of all equipment lessors of the Leased Fixed Assets to allow Komag to move all manufacturing equipment included within the Acquired Assets to Malaysia on terms and conditions acceptable to Komag and the Company and (iii) the consent of Bank of Boston under the Company's senior credit facility and the removal of all Liens granted to the Bank of Boston with respect to any of the Acquired Assets.

                  (d) Consents and Approvals of Komag. Komag shall have received the written consents, approvals and/or waivers of each of those Persons set forth in Sections 4.4 and 4.5 of the Komag Disclosure Schedule.

                  (e) No Litigation. No action, suit, or proceeding shall be pending or threatened before any Governmental Entity wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or the Collateral Documents, (B) cause any of the transactions contemplated by this Agreement or the Collateral Documents to be rescinded following consummation of the Acquisition, or (C) materially affect in an adverse manner the right of Komag to own the Acquired Assets, and to operate the Media Business (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

                  (f) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any material adverse effect on the Media Business, any of the Acquired Assets or the financial condition, results of operation or business of the Company.

                  (g) Assignment and Assumption Agreement. The Company shall have entered into an Assignment and Assumption Agreement, in the form set forth in Exhibit E attached hereto (the "Assignment and Assumption Agreement").

                  (h) Bill of Sale. The Company shall have executed a Bill of Sale, in the form set forth in Exhibit F attached hereto ("Bill of Sale").

                  (i) Volume Purchase Agreement. The Company shall have entered into a Volume Purchase Agreement with Komag and/or Komag USA (Malaysia) Sdn., in the form set forth in Exhibit G attached hereto (the "Volume Purchase Agreement").

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  (j) Joint Development Agreement. The Company shall have entered into a Joint Development Agreement with Komag in the form set forth in Exhibit H attached hereto (the "Joint Development Agreement").

                  (k) License Agreement. The Company shall have entered into a License Agreement with Komag and/or Komag USA (Malaysia) Sdn. in the form set forth in Exhibit I attached hereto (the "License Agreement").

                  (l) Registration Rights Agreement. The Company shall have entered into a Registration Rights Agreement with Komag, in the form set forth in Exhibit J attached hereto (the "Registration Rights Agreement").

                  (m) Transitional Services Agreement. The Company shall have entered into a Transitional Services Agreement with Komag, in the form set forth in Exhibit K attached hereto (the "Transitional Services Agreement").

                  (n) Preliminary Closing NBV Statement. The Company shall have delivered to Komag the Preliminary Closing NBV Statement.

                  (o) Legal Opinion of Company's Counsel. Komag shall have received from counsel to the Company and the general counsel of the Company opinions, in the form set forth in Exhibit L attached hereto, addressed to Komag, and dated as of the Closing Date.

                  (p) Environmental Audit. Komag shall have obtained, investigated and approved, in its sole discretion, no later than five (5) days prior to the Closing Date, a report of any consultant selected by Komag regarding the Pre-Closing Hazardous Materials Activities; the exposure of the Company's employees or customers to Hazardous Materials arising out of the operation of the Media Business prior to the Closing Date; the presence or absence of Hazardous Materials on any real property as a result of the operation of the Media Business; or the likelihood that Hazardous Materials will migrate onto any Leased Real Property.

         7.3 Additional Conditions to Obligation of the Company. The obligation of the Company to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions, any of which may be waived in writing exclusively by the Company:

                  (a) Representations and Warranties. The representations and warranties of Komag contained in this Agreement shall have been true and correct in all material respects as of the date of this Agreement. In addition, the representations and warranties of Komag contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct in all material respects as of such particular date), with the same force and effect as if made on and as of the Closing Date, except in such cases (other than Sections 4.2 and 4.3) where the failure to be so true and correct would not, in the aggregate, have a material adverse effect on the financial condition, results of operation or business of Komag. The Company shall have

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


received a certificate with respect to the foregoing signed on behalf of Komag by its President and Chief Financial Officer.

                  (b) Agreements and Covenants. Komag shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed and complied with by it on or prior to the Closing Date, and the Company shall have received a certificate to such effect signed on behalf of Komag by its President and Chief Financial Officer.

                  (c) Consents and  Approvals of the Company.  The Company shall have obtained the following consents, approvals and waivers: (i) acknowledgements and waivers from the landlords under each of the real property leases to be assigned to Komag stating that, among other things, there is no default (and the Acquisition has not caused a default) under such real property lease, (ii) the consents of all equipment lessors of the Leased Fixed Assets to allow Komag to move all manufacturing equipment included within the Acquired Assets to Malaysia on terms and conditions acceptable to Komag and the Company and (iii) the consent of Bank of Boston under the Company's senior credit facility.

                  (d) No Litigation. No action, suit, or proceeding shall be pending before any Governmental Entity wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or the Collateral Documents or (B) cause any of the transactions contemplated by this Agreement or the Collateral Documents to be rescinded following consummation of the Acquisition (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

                  (e) Assignment and Assumption Agreement. Komag shall have entered into the Assignment and Assumption Agreement.

                  (f) Volume Purchase Agreement. Komag shall have entered into the Volume Purchase Agreement.

                  (g) Joint Development Agreement. Komag shall have entered into the Joint Development Agreement.

                  (h) License Agreement. Komag shall have entered into the License Agreement.

                  (i) Registration Rights Agreement. Komag shall have entered into the Registration Rights Agreement.

                  (j) Transitional Services Agreement. Komag shall have entered into the Transitional Services Agreement.

                  (k) No Material Adverse Effect. There shall not have occurred any material adverse change in the business, results of operation or financial condition of Komag since the date hereof; provided that, a reduction in the trading price of Komag Common Stock, whether occurring

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


at any time or from time to time, as reported by the Nasdaq National Market shall not constitute a material adverse change.

                  (l) Promissory Note. Komag shall have delivered to the Company the Promissory Note.

                  (m) Legal Opinion of Komag's Counsel. The Company shall have received from counsel to Komag an opinion, in form set forth in Exhibit M attached hereto, addressed to the Company, and dated as of the Closing Date.

                  (n) Value of Sale Shares. The Share Amount Cap shall not have been applied to determine the Share Amount.


                                  ARTICLE VIII

          SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ESCROW; INDEMNITY

         8.1 Survival of Representations and Warranties.  Except as set forth in
Section 8.5 hereof, all of the representations and warranties in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Acquisition and continue for a period ending on the [***] anniversary of the Closing.

         8.2 Agreement to Indemnify.

                  (a) The Company agrees to indemnify and hold Komag and each of its Affiliates, officers, directors, employees and shareholders (collectively, the "Komag Indemnitees") harmless against any and all losses, claims, damages, costs, expenses or other liabilities (including reasonable attorneys' fees and expenses and expenses of investigation and defense) (collectively, "Damages") resulting from (i) any breach of or inaccuracy in any representations and warranties of the Company set forth in this Agreement, the Company Disclosure Schedule or in any other certificate delivered by or on behalf of the Company pursuant to this Agreement, (ii) any breach or default by the Company of any covenant, obligation or other agreement of the Company set forth in this Agreement, the Company Disclosure Schedule or any other certificate delivered by or on behalf of the Company pursuant to this Agreement and (iii) any of the Retained Liabilities (each, a "Komag Indemnifiable Claim").

                  (b) Komag agrees to indemnify and hold the Company and each of its Affiliates, officers, directors, employees and shareholders (collectively, the "Company Indemnitees") harmless against any and all Damages resulting from
(i) any breach of or inaccuracy in any representations and warranties of Komag set forth in this Agreement, the Komag Disclosure Schedule or in any other certificate delivered by or on behalf of

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


the Company pursuant to this Agreement, (ii) any breach or default by Komag of any covenant, obligation or other agreement of Komag set forth in this Agreement, the Komag Disclosure Schedule, or any other certificate delivered by or on behalf of the Company pursuant to this Agreement and (iii) any of the Assumed Liabilities (each, a "Company Indemnifiable Claim").

         8.3 Limits of Liability. In no event shall any Komag Indemnitee or Company Indemnitee, as applicable ("Indemnitee"), be reimbursed for any Damages under this Article VIII until the aggregate of all Damages incurred by all Komag Indemnitees or Company Indemnitees, as the case may be, exceeds $[***]
("Threshold Amount") (after which the amount of all Damages, including such $[***], shall become payable in accordance with the provisions of this Article
VIII); provided that, (i) the Threshold Amount shall not apply to [***] or (ii) the Threshold Amount shall not apply to [***]. Notwithstanding anything else contained in this Agreement to the contrary, the maximum aggregate amount which Komag Indemnitees or the Company Indemnitees, as the case may be, may recover pursuant to this Article VIII is $[***]; provided that, the indemnities provided in Sections 8.2(a)(iii) and 8.2(b)(iii) shall not be limited by the foregoing $[***] maximum.

         8.4 Indemnification Procedures; Time Limits.

                  (a) If any Indemnitee shall incur any Damages, there shall be delivered to the Company or Komag, as the case may be (the "Indemnifying Party"), a certificate signed in good faith by the Company or Komag, as the case may be, on behalf of such Indemnitee (an "Officer's Certificate") stating that such Indemnitee has paid, properly accrued or reasonably anticipates that it will have to pay or accrue Damages in an amount specified in such Officer's Certificate, specifying in reasonable detail the individual items of Damages included in the amount so stated, the date each such item was paid or properly accrued, or the basis for such anticipated Liability, and the nature of Komag Indemnifiable Claim or Company Indemnifiable Claim, as the case may be (the "Indemnifiable Claim"), to which such item is related. The Indemnifying Party shall, within thirty (30) days after receipt of the Officer's Certificate, subject to the provisions of Section 8.4(c) hereof, deliver to such Indemnitee in immediately available funds (U.S. Dollars) an amount equal to such Damages.

                  (b) For a period of thirty (30) days after the receipt of such Officer's Certificate by the Indemnifying Party, the Indemnifying Party shall be entitled to review the Officer's Certificate and the basis of the Indemnifiable Claim. If the Indemnifying Party desires to dispute the Indemnifiable Claim or the Damages set forth in the Officer's Certificate, the Indemnifying Party may do so by providing written notice of such dispute to the Company or Komag, as the case may be, on behalf of the Indemnitee prior to the expiration of such thirty (30) day period.

                  (c) If the Indemnifying Party shall so object in writing to any claim or claims made in any Officer's Certificate, the Indemnifying Party and the Company or Komag, as the case may be, on behalf of the Indemnitee shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims. If the Indemnifying Party and the Company or Komag, as the case may be, on behalf of the Indemnitee, should so agree, a memorandum setting forth such agreement shall be prepared and signed by Komag, the Company and the Indemnitee and the parties shall resolve the dispute in accordance with such memorandum. If no such agreement can be reached after good faith negotiation, either the Indemnifying Party or the Company or Komag, as

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


the case may be, on behalf of the Indemnitee, may demand arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or the Indemnifying Party and Komag or the Company, as the case may be, on behalf of the Indemnitee, agree to arbitration; and in either such event the matter shall be settled by arbitration conducted by three arbitrators. The Indemnifying Party and Komag or the Company, as the case may be, on behalf of the Indemnitee, shall each select one arbitrator, and the two arbitrators so selected shall select a third arbitrator, each of which arbitrators shall be independent. The arbitrators shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrators shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys fees and costs, to the extent as a court of competent law or equity, should the arbitrators determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of a majority of the three arbitrators as to the validity and amount of any claim in such Officer's Certificate shall be binding and conclusive upon the parties to this Agreement and all other Indemnitees. Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrators.

                  (d) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in Santa Clara County, California under the rules then in effect of the Judicial Arbitration and Mediation Services, Inc. For purposes of this Section 8.4, in any arbitration hereunder in which any claim or the amount thereof stated in the Officer's Certificate is at issue, the Indemnitee shall be deemed to be the non-prevailing party of the arbitration in the event that the arbitrators award the Indemnitee less than the sum of one-half (1/2) of the disputed amount plus any amounts not in dispute; otherwise, the Indemnifying Party shall be deemed to be the non-prevailing party. The non-prevailing party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative costs of the arbitration, and the expenses, including without limitation, reasonable attorneys' fees and costs, incurred by the other party to the arbitration.

                  (e) In the event any Indemnitee becomes aware of a third-party claim which such Indemnitee believes may result in an Indemnifiable Claim, such Indemnitee shall promptly notify the Indemnifying Party of such claim, and, provided that the Indemnifying Party acknowledges that such claim is an Indemnifiable Claim, the Indemnifying Party shall be entitled, at the Indemnifying Party's expense, to participate in any defense of such claim. The Indemnitee shall have the right in its sole discretion to settle any such claim; provided, however, that, except with the consent of the Indemnifying Party, no settlement of any such claim with third-party claimants shall alone be determinative of the amount of any Indemnifiable Claim. In the event that the Indemnifying Party has consented to any such settlement and acknowledged that the claim is a Indemnifiable Claim, the Indemnifying Party shall have no power or authority to object under any provision of this Article VIII to the amount of any Indemnifiable Claim by such Indemnitee with respect to such settlement.

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


         8.5 Survival of Environmental Covenants. The obligations and rights of Komag and Company with respect to (i) Seller's Retained Environmental Liabilities and (ii) the representations made in Section 3.22 hereof (collectively the "Environmental Covenants") are in addition to, independent from, and severable from the rights and obligations of the Parties under all other provisions of this Agreement. It is expressly acknowledged by all Parties hereto that neither the acts or omissions of any Party hereto, nor any failure of any condition or breach of a representation contained in the Agreement or any related agreements, shall impair the right of Komag to enforce the Environmental Covenants for their benefit, it being understood that the Environmental
Covenants are being given consideration of the closing of the transactions contemplated by the Agreement and not in consideration of future performance or any representation, and are intended to allocate risk of loss and to create rights and obligations with respect to the matters covered by the Environmental Covenants between the Parties without regard to the conduct of any Person. No failure of any Person to exercise its rights under the Environmental Covenants and no delay in exercising any right or remedy hereunder, at law or in equity, shall operate as a waiver of the agreements contained in the Environmental Covenants; nor shall the Parties be estopped from exercising any right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any such right or remedy preclude any other or future exercise thereof or the exercise of any other right or remedy. The Environmental Covenants shall survive the sale, transfer, assignment, or hypothecation of any ownership interest in a party benefited hereby or obligated hereunder and the sale, transfer, assignment, or hypothecation of the Acquired Assets or any Media Business Facility, or any portion thereof or interest therein, by Komag to any Person.


                                   ARTICLE IX

                                   TERMINATION

         9.1 Termination of Agreement. This Agreement may be terminated at any time prior to the Closing as provided below:

                  (a) the Parties may terminate this Agreement by mutual written consent at any time prior to the Closing;

                  (b) Komag may terminate this Agreement by giving written notice to the Company at any time prior to the Closing if Komag is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company and as a result of such breach the condition set forth in Section 7.2(a) or 7.2(b), as the case may be, would not then be satisfied; provided, however, that if such breach is curable by the Company within thirty (30) days through the exercise of its commercially reasonable efforts, then for so long as the Company continues to exercise such commercially reasonable efforts Komag may not terminate this Agreement under this Section 9.1 unless such breach has not been cured within thirty (30) days (but no cure period shall be required for a breach which by its nature cannot be cured);

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                  (c) the Company may terminate this Agreement by giving written notice to Komag at any time prior to the Closing if the Company is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Komag and as a result of such breach the condition set forth in Section 7.3(a) or 7.3(b), as the case may be, would not then be satisfied; provided, however, that if such breach is curable by Komag within thirty (30) days through the exercise of its commercially reasonable efforts, then for so long as Komag continues to exercise such commercially reasonable efforts the Company may not terminate this Agreement under this Section 9.1 unless such breach has not been cured within thirty (30) days (but no cure period shall be required for a breach which by its nature cannot be cured); or

                  (d) either Party may terminate this Agreement at any time, if there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Acquisition by any Governmental Entity, which would: (i) prohibit Komag's ownership or operation of all or any material portion of the Media Business or the Acquired Assets, (ii) compel Komag to dispose of or hold separate all or a material portion of the Media Business or the Acquired Assets or other businesses or assets of Komag as a result of the Acquisition or (iii) materially limit the benefits accruing to such Party under the Volume Purchase Agreement.

         9.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of Komag or the Company, or their respective officers, directors or shareholders; provided that each party shall remain liable for any breaches of this Agreement prior to its termination; and provided further that, the provisions of Sections 6.2, 6.3, 6.8(e), 10.10 and 10.14 and Article VIII of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

         9.3 Escrow Agreement; Distribution of Property. Notwithstanding anything contained in this Agreement to the contrary, upon consummation of the Acquisition, the Property (as defined in the Escrow Agreement) shall immediately be distributed to Komag; provided, however, that, if this Agreement is terminated prior to the consummation of the Acquisition, the Property shall be distributed in accordance with Section 14(b) of the Escrow Agreement.


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 No Third-Party Beneficiaries. Except as expressly provided in this Agreement, this Agreement shall not confer any rights or remedies upon any Person other than the Parties, their respective successors and permitted assigns and, with respect to Sections 7.2(i) and 7.2(k) Komag USA (Malaysia) Sdn.

         10.2  Entire  Agreement.   This  Agreement  (including  the  Disclosure
Schedules and other documents referred to herein) constitutes the entire agreement between the Parties with respect to the

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


subject matter hereof and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

         10.3 Succession and Assignment. Except as expressly provided in this Agreement, this Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No
Party may assign either this Agreement or any of its rights, interests, or obligations hereunder by operation of law or otherwise without the prior written approval of each other Party; provided, however, that Komag may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Komag nonetheless shall remain responsible for the performance of all of its obligations hereunder).

         10.4 Counterparts. This Agreement may be executed, including by facsimile signature, in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         10.5 Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.6 Notices. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served either by personal delivery or by facsimile (with telephonic confirmation of receipt) to the Party for whom intended (which shall include delivery by Federal Express or similar nationally recognized service) or three business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the address shown in this Agreement for, or such other address as may be designated in writing hereafter by, such Party:

         If to the Company:                 Western Digital Corporation
                                            8105 Irvine Center Drive
                                            Irvine, California 92618
                                            Attn:  Michael A. Cornelius
                                            Telephone:  (949) 932-5000
                                            Facsimile:   (949) 932-3820

         With a Copy to:                    Gibson, Dunn & Crutcher LLP
                                            1520 Page Mill Road
                                            Palo Alto, California 94304-1125
                                            Attn: Gregory T. Davidson, Esq.
                                            Telephone:      (650) 849-5300
                                            Facsimile:      (650) 849-5333

         If to Komag:                       Komag, Incorporated
                                            1704 Automation Parkway
                                            San Jose, CA 95131
                                            Attn:  Chief Financial Officer

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


                                            Telephone:      (408) 576-2200
                                            Facsimile:      (408) 944-9255

         With a Copy to:                    Wilson Sonsini Goodrich & Rosati
                                            Professional Corporation
                                            650 Page Mill Road
                                            Attn:  Steven V. Bernard, Esq.
                                            Telephone:      (650) 493-9300
                                            Facsimile:      (650) 493-6811

         Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

         10.7 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware.

         10.8 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Komag and the Company. No waiver of any provisions of this Agreement shall be valid unless the same shall be in writing and signed by the waiving party. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         10.9 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         10.10 Expenses. Whether or not the Acquisition is consummated, all fees and expenses incurred in connection with the Acquisition including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the Collateral Documents and the transactions contemplated hereby and thereby, shall be the obligation of the respective party incurring such fees and expenses; provided that the accounting fees and expenses of the Company in connection with the preparation of audited financial statements with respect to the Media Business, if audited financial statements are requested by Komag, shall be borne by Komag.

         10.11 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean "including without limitation." The word "agreement" when used herein shall be deemed in each case to mean any contract, commitment or other agreement, whether oral or written, which is legally binding. Words using the singular or plural number also include the plural or singular number, respectively.

         10.12 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         10.13 Other Remedies. Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

         10.14 Submission to Jurisdiction. Each of the Parties irrevocably consents to the exclusive jurisdiction and venue of any state or federal court sitting in Santa Clara County, California, in any action or proceeding arising out of or relating to this Agreement and agrees that, except as otherwise provided in Section 8.4, all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

         10.15 Share Legends. All certificates representing any of the shares of Komag Common Stock to be issued pursuant to this Agreement shall have endorsed thereon a restrictive legend substantially as follows:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) Any legend required to be placed thereon by applicable blue sky laws of any state.

                  (c) "THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF THAT CERTAIN

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 8, 1999 BY AND BETWEEN KOMAG, INCORPORATED AND WESTERN DIGITAL CORPORATION, A COPY OF WHICH KOMAG, INCORPORATED WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE."

         10.16 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.


                  [Remainder of page intentionally left blank]

                                      ------------------------------------------
                                      "[***]" INDICATES REDACTED INFORMATION FOR
                                       WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                      ------------------------------------------


         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


                                             KOMAG, INCORPORATED

                                             By: _______________________________
                                             Name:
                                             Title:



                                             WESTERN DIGITAL CORPORATION

                                             By: _______________________________
                                             Name:
                                             Title:

         The undersigned, Komag USA (Malaysia) Sdn., agrees to be bound by the terms contained in Sections 7.2(i), 7.2(k) and 10.1 of this Agreement.


                                             KOMAG USA (MALAYSIA) SDN.

                                             By: _______________________________
                                             Name:
                                             Title: